UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08837

THE SELECT SECTOR SPDR® TRUST

(Exact name of registrant as specified in charter)
One Lincoln Street, Boston, Massachusetts 02111

(Address of principal executive offices) (zip code)

(Name and Address of Agent for Service)	Copy to:

Ryan M. Louvar, Esq.	Leonard Mackey, Esq.
State Street Bank and Trust Company	Clifford Chance US LLP
One Lincoln Street/CPH0326	31 West 52nd Street
Boston, MA 02111	New York, New York 10019
Registrant’s telephone number, including area code: (303) 623-2577
Date of fiscal year end: September 30
Date of reporting period: September 30, 2011

Item 1. Reports to Shareholders.

Select Sector SPDR Funds
The Select Sector SPDR Trust consists of nine separate investment portfolios (each a “Select Sector SPDR Fund“ or a “Fund“ and collectively the “Select Sector SPDR Funds“ or the “Funds“).

Select Sector SPDR Funds are “index funds” that unbundle the benchmark S&P 500® and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of nine major industry sectors that make up the S&P 500® much as they buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDR Funds trade on a national securities exchange.

Nine Select Sector SPDR Funds
Shares are available for exchange trading in the following Funds of The Select Sector SPDR Trust:

The Consumer Discretionary Select Sector SPDR Fund	XLY
The Consumer Staples Select Sector SPDR Fund	XLP
The Energy Select Sector SPDR Fund	XLE
The Financial Select Sector SPDR Fund	XLF
The Health Care Select Sector SPDR Fund	XLV
The Industrial Select Sector SPDR Fund	XLI
The Materials Select Sector SPDR Fund	XLB
The Technology Select Sector SPDR Fund	XLK
The Utilities Select Sector SPDR Fund	XLU

Each of these Funds is designed to, before expenses, correspond generally to the price and yield performance of a Select Sector Index. Each Fund’s portfolio is comprised principally of shares of constituent companies in the S&P 500®. Each stock in the S&P 500® is allocated to only one Select Sector Index. The combined companies of the nine Select Sector Indexes represent all of the companies in the S&P 500®. Each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index. Investors cannot invest directly in an index. Funds focused on a single sector generally experience greater price fluctuations than the overall stock market.

Objective
Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to custom tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversity, sector investments may also offer opportunities for returns greater than an investment in the entire S&P 500® Index.

TABLE OF CONTENTS

President’s Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance
The Consumer Discretionary Select Sector SPDR Fund (XLY)	2
The Consumer Staples Select Sector SPDR Fund (XLP)	7
The Energy Select Sector SPDR Fund (XLE)	11
The Financial Select Sector SPDR Fund (XLF)	15
The Health Care Select Sector SPDR Fund (XLV)	19
The Industrial Select Sector SPDR Fund (XLI)	23
The Materials Select Sector SPDR Fund (XLB)	28
The Technology Select Sector SPDR Fund (XLK)	32
The Utilities Select Sector SPDR Fund (XLU)	36
Schedules of Investments
The Consumer Discretionary Select Sector SPDR Fund (XLY)	40
The Consumer Staples Select Sector SPDR Fund (XLP)	42
The Energy Select Sector SPDR Fund (XLE)	43
The Financial Select Sector SPDR Fund (XLF)	44
The Health Care Select Sector SPDR Fund (XLV)	46
The Industrial Select Sector SPDR Fund (XLI)	47
The Materials Select Sector SPDR Fund (XLB)	48
The Technology Select Sector SPDR Fund (XLK)	49
The Utilities Select Sector SPDR Fund (XLU)	51
Financial Statements	52
Financial Highlights	60
Notes to Financial Statements	69
Report of Independent Registered Public Accounting Firm	80
Other Information	81

President’s Letter to Shareholders

Dear Shareholders:

We are pleased to provide you with the Annual Report for the Select Sector SPDR Trust for the fiscal year ended September 30, 2011 along with Management’s Discussion and Analysis for each of the Select Sector SPDR Funds. My colleagues and I take great pride in State Street’s heritage as a pioneer of Exchange Traded Funds (ETFs). We hope that you will find the enclosed information helpful as you review your portfolio.

Whether investors seek to reduce risk or make tactical adjustments to capitalize on potential opportunities, our family of Select Sector SPDR ETFs allows precise access to a Sector benchmarks. Furthermore, in a market environment where risk management has become an increasingly important component of portfolio construction, the benefits of ETFs — low costs, flexibility, transparency and tax efficiency — continue to resonate with investors.

We thank you for the confidence you have placed in the Select Sector SPDR Trust and we pledge to continue to support you with the exceptional products and services you need to help you achieve your investment goals.

Sincerely,

James Ross
President

The Consumer Discretionary Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Consumer Discretionary Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Consumer Discretionary Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was 6.00%, and the total return for the Index was 6.25%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

Despite a double digit drop in the last quarter, the Index ended the Reporting Period in positive territory thanks to the accumulation of earlier gains. Apart from mild choppiness in January for smaller stocks, US equities worked their way steadily higher in the first seven weeks of 2011, emboldened by solid profit reports and ongoing liquidity from the Federal Reserve. Amid fresh concerns over the resilience of consumer spending, share prices slumped into early March, and when the broader scope of the devastation and nuclear aftermath from events in Japan became evident, the S&P 500® Index (the “S&P Index”) briefly slipped into the red on a year-to-date basis. Conversely, some of the key leaders of 2010 showed hints of faltering in March, with consumer discretionary being one of them. Thanks to consistent earnings surprises, consumer discretionary shares enjoyed a 4.0% return for the month. In addition, despite much wailing and gnashing of teeth over surging gasoline prices, US consumers did not seem to slow their spending too dramatically, and several apparel names did quite well. On May 2nd, the first trading day of the new month, US stock averages greeted news of Osama bin Laden’s demise by making fresh 2011 highs. Consumer discretionary was the only cyclical sector to beat the S&P Index during May, as gains in several restaurant names limited the overall decline for the group.

After losing ground in both May and June, US equities continued to decline during the course of the third quarter. Far from providing relief, the formal passage of a new debt limit in early August reminded investors that government largesse could face constraints for the foreseeable future. Standard & Poor’s then downgraded the US credit rating from AAA to AA+, increasing these concerns and driving broad US equity averages to new 10-month lows. With European strains unnerving credit markets and creating persistent demand for US dollar funding, equities could not produce a quarter-end rebound, and the S&P Index declined 7.0% in September, its worst monthly loss since the flash crash disrupted May 2010. The S&P Index gave back 13.9% for the third quarter, its worst quarterly performance since the devastating final stanza of 2008. Consumer discretionary groups continued to outpace the S&P Index for both September and the full third quarter as an assortment of retail and apparel stocks offered impressive ballast in the consumer area.

The Consumer Discretionary Select Sector SPDR Fund —
Management’s Discussion and Analysis (continued)

McDonald’s Corp. is the largest name in the index and ended the Reporting Period with a double digit positive return. Despite a very strong year last year, the second largest name, Walt Disney ended the Reporting Period in the red. Amazon.com, Inc., Comcast Corp. (Class A) and Starbucks Corp. enjoyed high positive returns which helped the Fund and Index end the Reporting Period on a positive note.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Consumer Discretionary Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Consumer Discretionary Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.20%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	CONSUMER DISCRETIONARY	NET ASSET	MARKET	CONSUMER DISCRETIONARY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	6.00%	6.01%	6.25%	6.00%	6.01%	6.25%

THREE YEARS	30.74%	29.70%	31.35%	9.35%	9.06%	9.52%

FIVE YEARS	7.62%	7.55%	8.37%	1.48%	1.47%	1.62%

TEN YEARS	69.07%	69.86%	72.37%	5.39%	5.44%	5.60%

The Consumer Discretionary Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

The Consumer Discretionary Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

			COMCAST CORP.	THE WALT	THE HOME DEPOT,
DESCRIPTION	MCDONALD’S CORP.	AMAZON.COM, INC.	(CLASS A)	DISNEY CO.	INC.

MARKET VALUE	$146,821,164	127,315,143	93,093,971	90,671,244	83,288,011

% OF NET ASSETS	8.3	7.2	5.2	5.1	4.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

Media	28.70
Hotels, Restaurants & Leisure	18.60
Specialty Retail	17.90
Internet & Catalog Retail	10.20
Multiline Retail	7.30
Textiles, Apparel & Luxury Goods	6.00
Automobiles	4.10
Household Durables	2.40
Auto Components	1.90
Leisure Equipment & Products	1.20
Diversified Consumer Services	1.00
Distributors	0.70

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Consumer Staples Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Consumer Staples Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Consumer Staples Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was 9.38%, and the total return for the Index was 9.59%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, lending income, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

The Index generated a positive return for three out of four quarters. Although the Index finished out 2010 on a strong note, returning 6% in the 4th quarter of 2010 as economic prospects improved late in the year, defensive sectors became more apparent laggards. Consumer staples finished behind the S&P 500® Index (the “S&P Index”) for December as well as for the full fourth quarter. All things considered, the first quarter of 2011’s return of 2.75% was respectable as it coincided with both unrest in Tunisia & Egypt (and thus a corresponding spike in oil prices) as well as the Japanese earthquake and tsunami that followed (which led to a global sell-off). As for the second quarter of 2011, consumer staples slipped in June after a strong turn in April and May, when investors found appeal in their dividend income and defensive character. Their 5.2% return for the second quarter was third best in the S&P Index. Finally, although the Index gave up 4.39% for the three months ending September 2011, it still bested the overall S&P Index by nearly 9.5%. When weak economic data such as manufacturing indices and employment claims continued to trickle in, mixed in with a U.S. debt downgrade in August, the consumer staples sector certainly lived up to its reputation as “defensive”.

During the Reporting Period the best performing stock for the Fund was Whole Foods Market, Inc. while SUPERVALU, Inc. was the worst performing security. Whereas Whole Foods sells many higher-end priced foods, including organics, that are generally regarded as healthier (and often more expensive) options, SUPERVALU, Inc. sells the more conventional (i.e. non-organic) types of foods. And whereas Whole Foods seems to be able to command a premium for its healthier, organic foods, SUPERVALU is getting squeezed out by large club-type stores such as BJs, Costco Wholesale Corp., Sam’s Club, etc., which sell many of the same conventional type foods but in bulk sizes at perhaps lower prices per unit — all during a time when consumers have become hawkish on the economy again and ever price conscious.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Consumer Staples Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Consumer Staples Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.20%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	CONSUMER STAPLES	NET ASSET	MARKET	CONSUMER STAPLES
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	9.38%	9.38%	9.59%	9.38%	9.38%	9.59%

THREE YEARS	17.68%	17.18%	18.28%	5.58%	5.43%	5.76%

FIVE YEARS	32.99%	32.98%	34.66%	5.87%	5.87%	6.13%

TEN YEARS	46.85%	47.07%	50.64%	3.92%	3.93%	4.18%

The Consumer Staples Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

The Consumer Staples Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

	THE PROCTER	PHILIP MORRIS	WAL-MART		KRAFT FOODS, INC.
DESCRIPTION	& GAMBLE CO.	INTERNATIONAL, INC.	STORES, INC.	THE COCA-COLA CO.	(CLASS A)

MARKET VALUE	$760,475,800	479,992,641	399,376,053	398,200,667	259,835,391

% OF NET ASSETS	14.8	9.4	7.8	7.8	5.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Energy Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Energy Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond to the price and yield performance of publicly traded equity securities of companies in The Energy Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was 6.07%, and the total return for the Index was 6.24%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

The Index started out the first half of the Reporting Period very strongly with double digit positive returns. However, a majority of those gains were washed away the last two quarters of the year. Apart from mild choppiness in January for smaller stocks, US equities worked their way steadily higher in the first seven weeks of 2011, emboldened by solid profit reports and ongoing liquidity from the Federal Reserve. Although energy and industrials settled down a bit in March, they still continued to outperform the broader S&P 500® Index (the “S&P Index”). In April, six of the ten sectors in the S&P Index were underperformers on the month, as economically sensitive groups took a rest after strong first quarter gains. They did not lag by much, however, as broad trends in US and global activity still seemed healthy. The energy group, which was second weakest among S&P Index sectors during April, still returned 1.5% for the month, underperforming the broader index. Holding back energy performance were refining names. Despite generous crack margins; which are the differential between the price of crude oil and petroleum products extracted from it and solid earnings, investors seemed much less convinced than consumers that elevated gasoline prices would persist. Four other sector decliners more than doubled the May loss of the S&P Index. The weakest performer for the month was the energy group, which suffered a 4.2% loss as oil prices retreated, but its 13.5% year-to-date return is still second only to health care since the start of 2011. As doubts about global growth continued, the energy sector continued to drop in recent months, resulting in double digit negative returns for the last quarter.

Exxon Mobil Corp., the largest name in the index, ended the Reporting Period with significant positive returns. Chevron Corp., the second largest name finished strongly in the black as well. Unfortunately, poor performance by EOG Resources, Inc. detracted from some of this outperformance. The lag from EOG was not enough to completely offset other positive returns, and the Fund and Index were still able to end the Reporting Period on a positive note.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Energy Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Energy Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.20%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	ENERGY	NET ASSET	MARKET	ENERGY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	6.07%	6.11%	6.24%	6.07%	6.11%	6.24%

THREE YEARS	−3.27%	−3.27%	−2.81%	−1.10%	−1.10%	−0.95%

FIVE YEARS	18.20%	18.25%	19.38%	3.40%	3.41%	3.61%

TEN YEARS	164.87%	165.70%	171.28%	10.23%	10.27%	10.49%

The Energy Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

The Energy Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

					OCCIDENTAL
DESCRIPTION	EXXON MOBIL CORP.	CHEVRON CORP.	SCHLUMBERGER, LTD.	CONOCOPHILLIPS	PETROLEUM CORP.

MARKET VALUE	$1,230,035,533	976,886,206	434,131,438	331,644,135	261,822,704

% OF NET ASSETS	19.6	15.6	6.9	5.3	4.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Financial Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Financial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Financial Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was -16.57%, and the total return for the Index was -16.46%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

Relative to the broad market, the weak performance of the financial sector was a result of a number of factors. One of these is the ongoing concern regarding the European debt crisis and its potential impact on the health of the U.S. banking sector. Another revolved around the continuing questions regarding the future legal and regulatory environment for the U.S. financial sector. Thirdly, general worries regarding the U.S. possibly falling back into a recession in general weighed much more heavily on the constituents of this sector.

Three of the worst performing stocks were Bank of America Corp., Citigroup, Inc. and Goldman Sachs Group, Inc. Bank of America’s decline was caused in part by low revenue, mortgage related issues and litigation concerns. For Citigroup, European debt worries of another US market downturn weighed on this stock. In Goldman’s case, lower revenues and concerns regarding increased regulation associated with the Volcker rule, which was introduced following the recession in 2008, impacted this stock’s performance.

Three of the best performing stocks were American Express Co., Discover Financial Services and Simon Property Group, Inc. American Express’s positive return was caused in part by better revenues associated with increased card member usage. Similarly, Discover’s performance was due to both better revenue and less delinquencies and charge offs in their customer bases. Finally, Simon Property Group’s return was a result of higher revenues which were fueled by increases in occupancy, sales and rent.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Financial Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Financial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.20%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	FINANCIAL	NET ASSET	MARKET	FINANCIAL
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	−16.57%	−16.56%	−16.46%	−16.57%	−16.56%	−16.46%

THREE YEARS	−37.82%	−37.51%	−37.87%	−14.65%	−14.51%	−14.67%

FIVE YEARS	−61.69%	−61.72%	−61.64%	−17.46%	−17.47%	−17.44%

TEN YEARS	−40.34%	−40.30%	−39.38%	−5.03%	−5.03%	−4.88%

The Financial Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

The Financial Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

		BERKSHIRE
		HATHAWAY, INC.	JPMORGAN CHASE		BANK OF
DESCRIPTION	WELLS FARGO & CO.	(CLASS B)	& CO.	CITIGROUP, INC.	AMERICA CORP.

MARKET VALUE	$390,484,782	383,275,221	359,912,675	229,235,616	190,184,894

% OF NET ASSETS	9.1	8.9	8.4	5.3	4.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Health Care Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Health Care Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Health Care Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was 6.19%, and the total return for the Index was 6.34%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

There were a number of factors that have impacted the Fund’s performance over the Reporting Period. One of these was a slight lessening of concerns regarding the negative profitability impacts associated with the government initiated public health plan. This Fund’s return was also positively influenced by continuing pharmacology innovations and potential strong products in the Research and Development (“R&D”) pipeline. A third factor impacting the Fund’s performance was both several significant merger and acquisition deals and the continued speculation regarding additional future deals.

Three of the stocks that had a negative impact on performance in the Fund were Express Scripts, Inc., Hospira, Inc. and Life Technologies Corp. For Express Scripts, lower growth and profit associated with less than expected utilization rates had a negative impact to this stock’s returns. In Hospira’s case, weaker earnings due to quality control issues impacted their return. Finally, Life Technology Corp.’s return was hurt by slower growth due to reduced demand in both the government and academic marketplaces.

Three of the stocks that most positively impacted performance were Bristol-Myers Squibb Co., Biogen Idec, Inc. and UnitedHealth Group, Inc. For Bristol Myers, strong sales, earnings growth and continued R&D success combined to fuel this stock’s positive return. Similarly, Biogen Idec’s positive performance was a result of stronger revenue due to their ongoing product success and strong R&D pipeline. Finally, UnitedHealth Group’s return was mainly a result of a significant increase in their revenue.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Health Care Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Health Care Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.20%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	HEALTH CARE	NET ASSET	MARKET	HEALTH CARE
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	6.19%	6.19%	6.34%	6.19%	6.19%	6.34%

THREE YEARS	10.79%	10.23%	11.25%	3.48%	3.30%	3.62%

FIVE YEARS	5.12%	5.10%	5.95%	1.00%	1.00%	1.16%

TEN YEARS	56.52%	56.84%	59.95%	4.58%	4.60%	4.81%

The Health Care Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

The Health Care Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

				ABBOTT	BRISTOL-MYERS
DESCRIPTION	JOHNSON & JOHNSON	PFIZER, INC.	MERCK & CO., INC.	LABORATORIES	SQUIBB CO.

MARKET VALUE	$573,612,412	453,201,906	330,963,509	221,692,156	176,748,258

% OF NET ASSETS	14.0	11.0	8.1	5.4	4.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Industrial Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Industrial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond to the price and yield performance of publicly traded equity securities of companies in The Industrial Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was -4.67%, and the total return for the Index was -4.49%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

Worrisome military tensions on the Korean peninsula and debt concerns in Europe continued as recurring threats to investor sentiment during the final quarter of 2010, but global financial markets focused instead on a brightening economic outlook. Turmoil in Libya and other Arab nations in the 1st quarter of 2011 kept oil prices on the move and investors on edge. Concern about US jobs, European bonds, and global trade reinforced the sense of caution even before a record earthquake struck off northeastern Japan on March 11. Fragile sentiment persisted into the ides of March, when worries about spreading radiation from the tsunami-damaged Fukushima Daiichi nuclear complex drove many equity averages to their lowest levels of 2011. Only then did investors start looking for values more aggressively, and when the Bank of Japan added tens of trillions of yen of fresh liquidity to keep financial conditions accommodative, share prices around the world began a steady rebound that carried through to the end of the first quarter. Commodity prices recovered nicely and economically sensitive themes continued to perform well, helped by anticipation of increased demand for energy and materials in support of Japanese reconstruction. Global financial markets navigated turmoil in the Arab world and earthquake devastation in Japan with impressive resilience. The opening weeks of the second quarter seemed to justify the strength, as the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and earnings reports continued to reflect strong corporate profitability.

After losing ground in both May and June, US equities continued to build on a pattern of increasing monthly declines during the course of the third quarter. Weak payroll data in July prevented respectable second-quarter earnings reports from boosting share prices in sustainable fashion, especially as negotiations on expansion of the US debt ceiling grew increasingly difficult. Moreover, stark underperformance of industrial stocks suggested that economic prospects in the second half might be faltering. Far from providing relief, the formal passage of a new debt limit in early August reminded investors that government largesse could face constraints for the foreseeable future. Standard & Poor’s then downgraded the US credit rating from AAA to AA+, raising these concerns and driving broad US equity averages to new 10-month lows. Amid a marked increase in volatility, US equities fought their way into September with little additional damage, helped in part by the commitment of the Federal Reserve to hold interest rates at minimal levels well into 2013. But soft employment data and sluggish retail sales kept investor sentiment fragile, even as recollections of

The Industrial Select Sector SPDR Fund —
Management’s Discussion and Analysis (continued)

2010 encouraged hopes that the Fed would soon unveil a fresh dose of quantitative easing. Indeed, when the Federal Open Market Committee finished meeting on September 21, widely expected plans to extend the duration of its balance sheet seemed like a damp squib. The accompanying statement offered little more than the usual promises to act if needed, even though it chose to describe downside risks as significant. With European strains unnerving credit markets and creating persistent demand for US dollar funding, equities could not muster a quarter-end rebound, and the S&P 500® Index (the “S&P Index”) declined 7.0% in September, its worst monthly loss since the flash crash disrupted May 2010.

For the Reporting Period, the Index performed worse than the performance of the overall S&P Index (-4.49% versus 1.15%). Industrial stocks underperformed particularly over the last two quarters as global economic uncertainty increased. Only eighteen out of all the companies in the Fund had positive returns for the period. Industrial conglomerates 3M Co. and General Electric Co., plus electrical equipment manufacturer Emerson Electric, Co., were three of the top detractors to return over the period. Global economic uncertainty and the European debt crisis have taken a toll on large multi-national companies, particularly over the last several months. Aerospace and defense companies Goodrich Corp. and Precision Castparts Corp. were the top two contributors to the Fund’s return, with Goodrich being the subject of an upcoming acquisition by fellow aerospace and defense company United Technologies Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Industrial Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Industrial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.20%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	INDUSTRIAL	NET ASSET	MARKET	INDUSTRIAL
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	−4.67%	−4.70%	−4.49%	−4.67%	−4.70%	−4.49%

THREE YEARS	2.31%	1.99%	2.81%	0.76%	0.66%	0.93%

FIVE YEARS	−2.33%	−2.27%	−1.57%	−0.47%	−0.46%	−0.32%

TEN YEARS	48.64%	48.15%	52.03%	4.04%	4.01%	4.28%

The Industrial Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Industrial Select
	Sector SPDR	INDUSTRIAL SELECT
	Fund(a)	SECTOR INDEX(b)
09/30/01	10000	10000
12/31/01	11792	11800
03/31/02	11609	11635
06/30/02	10205	10228
09/30/02	8377	8399
12/31/02	8877	8907
03/31/03	8356	8389
06/30/03	9705	9759
09/30/03	10146	10209
12/31/03	11761	11848
03/31/04	11642	11737
06/30/04	12620	12734
09/30/04	12541	12662
12/31/04	13811	13957
03/31/05	13562	13711
06/30/05	13144	13295
09/30/05	13527	13692
12/31/05	14195	14378
03/31/06	15316	15525
06/30/06	15370	15589
09/30/06	15219	15446
12/31/06	16124	16376
03/31/07	16404	16670
06/30/07	18037	18344
09/30/07	19005	19340
12/31/07	18253	18583
03/31/08	17398	17721
06/30/08	16029	16319
09/30/08	14529	14788
12/31/08	11157	11356
03/31/09	8937	9084
06/30/09	10658	10846
09/30/09	12894	13133
12/31/09	13681	13943
03/31/10	15414	15724
06/30/10	13611	13881
09/30/10	15593	15918
12/31/10	17462	17845
03/31/11	18952	19382
06/30/11	18832	19271
09/30/11	14864	15203

The Industrial Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

			UNITED PARCEL
	GENERAL ELECTRIC	UNITED TECHNOLOGIES	SERVICE, INC.		CATERPILLAR,
DESCRIPTION	CO.	CORP.	(CLASS B)	3M CO.	INC.

MARKET VALUE	$252,957,284	140,457,557	133,344,446	110,465,140	107,592,264

% OF NET ASSETS	10.7	5.9	5.6	4.7	4.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

Aerospace & Defense	27.2
Machinery	19.9
Industrial Conglomerates	19.6
Air Freight & Logistics	9.5
Road & Rail	8.7
Commercial Services & Supplies	4.9
Electrical Equipment	4.5
Trading Companies & Distributors	2.0
Construction & Engineering	1.8
Professional Services	1.1
Airlines	0.6
Building Products	0.2

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Materials Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Materials Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Materials Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was -8.45%, and the total return for the Index was -8.34%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, securities lending, cash drag, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

Over the last year, the materials sector was the one of the weakest sector in the S&P 500® Index. In addition, the materials, financials, and industrials sectors had negative returns during the Reporting Period. Due to its sensitivity to changes in supply and demand of raw materials, the materials sector felt the reduction in consumer demand. Despite the strong performance of copper and gold, the diversified metals & mining industry pulled back from strong returns in the prior year. This was lead by the performance of Freeport-McMoRan Copper & Gold, Inc. In addition, much of the weakness in the sector was felt in the diversified chemicals industry. E.I. du Pont de Nemours & Co. and The Dow Chemical Co. were down slightly. These companies contributed to over half of the performance of the sector.

The companies that contributed most positively to the performance of the Fund were Monsanto Co., CF Industries Holdings, Inc., and Praxair, Inc. The fertilizer & agriculture industry helped to buoy returns over the year with Monsanto and CF Industries as the largest contributor. As the leading provider of industrial gases, Praxair had strong performance over the year and helped minimize sector losses.

The industries in the materials sector are independent of each other and may move into or out of favor at different times. However, during periods of distress or price volatility, the industries may move together. Over the last year, much of the movement in the Index has resulted from diversified metals & mining where stocks in the fertilizer and agriculture industry have helped minimize losses in the sector.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Materials Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Materials Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.20%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	MATERIALS	NET ASSET	MARKET	MATERIALS
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	−8.45%	−8.45%	−8.34%	−8.45%	−8.45%	−8.34%

THREE YEARS	−3.71%	−3.75%	−3.34%	−1.25%	−1.27%	−1.13%

FIVE YEARS	5.29%	5.20%	5.78%	1.04%	1.02%	1.13%

TEN YEARS	91.96%	93.13%	96.17%	6.74%	6.80%	6.97%

The Materials Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Materials Select
	Sector SPDR	Materials Select
	Fund(a)	Sector Index(b)
09/30/01	10000	10000
12/31/01	11216	11230
03/31/02	12383	12407
06/30/02	12167	12194
09/30/02	9373	9395
12/31/02	10577	10606
03/31/03	9803	9843
06/30/03	11142	11197
09/30/03	11819	11894
12/31/03	14548	14654
03/31/04	14293	14405
06/30/04	14679	14807
09/30/04	15170	15315
12/31/04	16474	16649
03/31/05	16772	16962
06/30/05	15176	15358
09/30/05	15440	15649
12/31/05	17147	17406
03/31/06	18425	18720
06/30/06	18356	18653
09/30/06	18239	18545
12/31/06	20287	20646
03/31/07	22130	22498
06/30/07	23680	24089
09/30/07	24799	25244
12/31/07	24746	25205
03/31/08	23992	24452
06/30/08	24916	25397
09/30/08	19944	20295
12/31/08	13861	14085
03/31/09	13602	13824
06/30/09	15897	16174
09/30/09	19176	19525
12/31/09	20579	20970
03/31/10	21162	21579
06/30/10	17759	18102
09/30/10	20976	21402
12/31/10	24776	25310
03/31/11	25886	26460
06/30/11	25599	26174
09/30/11	19196	19617

The Materials Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

	E.I. DU PONT	MONSANTO	NEWMONT MINING	FREEPORT-MCMORAN	PRAXAIR,
DESCRIPTION	DE NEMOURS & CO.	CO.	CORP.	COPPER & GOLD, INC.	INC.

MARKET VALUE	$176,351,557	151,905,403	147,066,930	136,563,073	133,644,897

% OF NET ASSETS	10.7	9.2	9.0	8.3	8.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

Chemicals	61.2
Metals & Mining	28.9
Paper & Forest Products	4.4
Containers & Packaging	4.4
Construction Materials	1.1

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Technology Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Technology Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Technology Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was 3.97%, and the total return for the Index was 4.21%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of the managing the Fund, including brokerage and advisory expenses. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

Lingering uncertainty over the global economic recovery as well as increased credit woes in Europe helped to dampen returns and increase volatility over the last year. Additionally, events like the social revolutions in the Arab world and the natural disaster in Japan helped to keep investors uneasy. The technology sector enjoyed positive returns for the Reporting Period. Unlike other areas in the economy, demand for information technology is still growing. Many major corporations have built up strong cash positions after cutting costs in 2008 and 2009 and continue to spend in information technology as gains from new technology and automation outweigh the costs of more advanced computer systems.

Apple, Inc. was the biggest contributor to the Fund’s performance for the Reporting Period. The company enjoyed strong profits for the Reporting Period due in large part to sales of its iPhone and revamped iPad and iPod products even as the company transitioned from CEO Steve Jobs to his successor, Tim Cook. International Business Machines Corp. was another leading performer for the Fund, helped by increased net income and strong revenues from growth markets in Brazil, Russia, India and China. International Business Machines also indicated that revenue in the second quarter in its hardware, software and services areas grew at a double-digit pace. Verizon Communications, Inc. was another strong contributor to the Fund’s performance as it continued to benefit from its superior network coverage and aggressive marketing skills.

A performer that contributed negatively to the Fund’s performance for the Reporting Period was Hewlett-Packard Co. The company’s shares were down significantly for the Reporting Period as it dealt with a CEO change as well as an about face regarding its unpopular proposal to spin off its personal computer business. Cisco Systems, Inc. was another poor performing company for the Fund. It contributed negatively to the Fund’s performance for the Reporting Period based on the company’s activities in non-core businesses and an overall weak outlook. The weakening of consumer demand for LCD televisions was a factor for another poor performing stock, Corning, Inc. The company was down significantly for the Reporting Period, resulting in a negative contribution to the Fund’s return.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Technology Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Technology Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.20%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	TECHNOLOGY	NET ASSET	MARKET	TECHNOLOGY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	3.97%	3.93%	4.21%	3.97%	3.93%	4.21%

THREE YEARS	24.57%	25.08%	25.39%	7.60%	7.74%	7.83%

FIVE YEARS	14.61%	14.73%	15.58%	2.76%	2.79%	2.94%

TEN YEARS	36.68%	36.12%	39.55%	3.17%	3.13%	3.39%

The Technology Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Technology Select
	Sector SPDR	Technology Select
	Fund(a)	Sector Index(b)
09/30/01	10000	10000
12/31/01	12584	12594
03/31/02	11338	11353
06/30/02	8281	8293
09/30/02	6171	6182
12/31/02	7751	7775
03/31/03	7499	7525
06/30/03	8908	8948
09/30/03	9545	9596
12/31/03	10778	10844
03/31/04	10644	10716
06/30/04	10870	10951
09/30/04	10059	10139
12/31/04	11340	11443
03/31/05	10499	10587
06/30/05	10711	10808
09/30/05	11231	11335
12/31/05	11325	11442
03/31/06	11980	12113
06/30/06	10978	11105
09/30/06	11927	12073
12/31/06	12695	12853
03/31/07	12732	12903
06/30/07	13987	14185
09/30/07	14764	14968
12/31/07	14625	14832
03/31/08	12409	12583
06/30/08	12571	12752
09/30/08	10973	11129
12/31/08	8571	8691
03/31/09	8739	8866
06/30/09	10203	10360
09/30/09	11742	11935
12/31/09	12938	13161
03/31/10	13061	13293
06/30/10	11613	11817
09/30/10	13147	13391
12/31/10	14441	14724
03/31/11	14980	15283
06/30/11	14835	15145
09/30/11	13668	13955

The Technology Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

		INTERNATIONAL BUSINESS			GOOGLE, INC.
DESCRIPTION	APPLE, INC.	MACHINES CORP.	MICROSOFT CORP.	AT&T, INC.	(CLASS A)

MARKET VALUE	$982,198,704	580,980,054	515,843,109	469,743,195	360,076,288

% OF NET ASSETS	15.0	8.9	7.9	7.2	5.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

Computers & Peripherals	20.9
IT Services	17.8
Software	17.3
Diversified Telecommunication Services	13.1
Semiconductors & Semiconductor Equipment	10.0
Communications Equipment	9.1
Internet Software & Services	8.1
Electronic Equipment, Instruments & Components	1.7
Wireless Telecommunication Service	1.5
Office Electronics	0.5

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Utilities Select Sector SPDR Fund —
Management’s Discussion and Analysis

The Utilities Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities in The Utilities Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2011 (the “Reporting Period”), the total return for the Fund was 11.63%, and the total return for the Index was 11.92%. The Fund and Index returns reflect the reinvestment of dividends and other income. The difference in the Fund’s performance relative to the Index during the Reporting Period can be attributed primarily to Fund expenses, transaction costs, compounding differences resulting from performance volatility and slight variations between the Fund’s holdings and the Index constituents.

The relatively strong utilities sector performance over the past twelve months was caused by a number of factors. One of these was relative safety of utilities, especially within the regulated utilities. Also, as investors grew concerned with another possible U.S. recession and were challenged from a yield perspective by the low interest rate environment, the relative security and dividend yield of this sector became more attractive. The utilities sector was also helped by continuing advancements in the shale gas and natural gas marketplace.

Two of the worst performing stocks were Entergy Corp. and The AES Corp. Entergy’s decline during the Reporting Period was due in part to heightened scrutiny on Entergy’s nuclear power facilities after the tsunami in Japan and its accompanying significant nuclear reactor issues. For Entergy, concerns ranged from forced shutdowns of facilities to very expensive mandated upgrades. Conversely, AES performance was impacted by both fuel pricing issues and currency volatility.

Three of the best performing stocks were Consolidated Edison, Inc., Duke Energy Corp. and Southern Co. Consolidated Edison’s strong return during the Reporting Period was caused in part by both their earnings stability associated with their focus on power transmission and delivery and a renewed investor focus on dividend yield. Duke Energy’s return was mainly a result of their higher revenues and better margins. In a similar fashion, Southern Co.’s return was a result of better sales and higher earnings.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

The Utilities Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Utilities Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2011 is 0.20%. Fund returns at Net Asset Value shown in the table below reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2011

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	UTILITIES	NET ASSET	MARKET	UTILITIES
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	11.63%	11.69%	11.92%	11.63%	11.69%	11.92%

THREE YEARS	15.36%	15.43%	16.09%	4.88%	4.90%	5.10%

FIVE YEARS	19.33%	19.26%	20.48%	3.60%	3.58%	3.80%

TEN YEARS	65.10%	65.64%	69.43%	5.14%	5.18%	5.41%

The Utilities Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	Utilities Select
	Sector SPDR	Utilities Select
	Fund(a)	Sector Index(b)
09/30/01	10000	10000
12/31/01	9597	9600
03/31/02	9707	9714
06/30/02	8482	8490
09/30/02	6586	6599
12/31/02	6899	6920
03/31/03	6677	6704
06/30/03	8087	8135
09/30/03	8049	8094
12/31/03	8679	8738
03/31/04	9117	9188
06/30/04	8995	9070
09/30/04	9591	9680
12/31/04	10746	10859
03/31/05	11318	11448
06/30/05	12356	12514
09/30/05	13241	13424
12/31/05	12519	12688
03/31/06	12367	12541
06/30/06	13061	13255
09/30/06	13842	14064
12/31/06	15096	15351
03/31/07	16481	16777
06/30/07	16414	16713
09/30/07	16725	17039
12/31/07	17980	18326
03/31/08	16187	16504
06/30/08	17462	17818
09/30/08	14318	14596
12/31/08	12749	12995
03/31/09	11366	11580
06/30/09	12493	12743
09/30/09	13253	13527
12/31/09	14201	14510
03/31/10	13695	14001
06/30/10	13183	13474
09/30/10	14796	15139
12/31/10	14949	15305
03/31/11	15349	15727
06/30/11	16282	16692
09/30/11	16510	16943

The Utilities Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2011

		DOMINION		DUKE ENERGY	NEXTERA
DESCRIPTION	SOUTHERN CO.	RESOURCES, INC.	EXELON CORP.	CORP.	ENERGY, INC.

MARKET VALUE	$588,863,048	468,390,718	457,624,241	397,982,289	369,742,213

% OF NET ASSETS	8.9	7.1	6.9	6.0	5.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2011*

Electric Utilities	54.0
Multi-Utilities	39.0
Independent Power Producers & Energy Traders	4.7
Gas Utilities	2.3

*	The Fund’s industry breakdown is expressed as a percentage of Total Common Stocks and may change over time.

The Consumer Discretionary Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.9%
AUTO COMPONENTS — 1.9%
Johnson Controls, Inc.	1,101,610	$29,049,456
The Goodyear Tire & Rubber Co. (a)	389,968	3,934,777

		32,984,233

AUTOMOBILES — 4.1%
Ford Motor Co. (a)	6,157,860	59,546,506
Harley-Davidson, Inc. (b)	383,162	13,153,952

		72,700,458

DISTRIBUTORS — 0.7%
Genuine Parts Co. (b)	253,980	12,902,184

DIVERSIFIED CONSUMER SERVICES — 1.0%
Apollo Group, Inc. (Class A) (a)	198,771	7,873,319
DeVry, Inc.	97,478	3,602,787
H&R Block, Inc. (b)	487,637	6,490,449

		17,966,555

HOTELS, RESTAURANTS & LEISURE — 18.6%
Carnival Corp.	750,521	22,740,786
Chipotle Mexican Grill, Inc. (a)	50,769	15,380,469
Darden Restaurants, Inc. (b)	218,354	9,334,634
International Game Technology	479,107	6,961,425
Marriott International, Inc. (Class A) (b)	453,798	12,361,458
McDonald’s Corp.	1,671,842	146,821,164
Starbucks Corp.	1,206,705	44,998,029
Starwood Hotels & Resorts Worldwide, Inc. (b)	311,733	12,101,475
Wyndham Worldwide Corp.	265,676	7,574,423
Wynn Resorts, Ltd.	129,742	14,930,709
Yum! Brands, Inc.	752,600	37,170,914

		330,375,486

HOUSEHOLD DURABLES — 2.4%
D.R. Horton, Inc. (b)	448,809	4,057,233
Fortune Brands, Inc.	250,394	13,541,308
Harman International Industries, Inc.	111,690	3,192,100
Leggett & Platt, Inc. (b)	229,152	4,534,918
Lennar Corp. (Class A) (b)	257,443	3,485,778
Newell Rubbermaid, Inc.	465,175	5,521,627
Pulte Group, Inc. (a)(b)	538,105	2,125,515
Whirlpool Corp. (b)	121,838	6,080,935

		42,539,414

INTERNET & CATALOG RETAIL — 10.2%
Amazon.com, Inc. (a)	588,795	127,315,143
Expedia, Inc. (b)	315,282	8,118,512
NetFlix, Inc. (a)(b)	85,344	9,657,527
priceline.com, Inc. (a)	80,657	36,252,095

		181,343,277

LEISURE EQUIPMENT & PRODUCTS — 1.2%
Hasbro, Inc.	195,305	6,368,896
Mattel, Inc.	555,114	14,371,901

		20,740,797

MEDIA — 28.7%
Cablevision Systems Corp.	364,457	5,732,909
CBS Corp. (Class B)	1,085,712	22,126,811
Comcast Corp. (Class A)	4,454,257	93,093,971
DIRECTV (Class A) (a)	1,195,184	50,496,524
Discovery Communications, Inc. (Class A) (a)(b)	443,360	16,679,203
Gannett Co., Inc. (b)	384,136	3,660,816
McGraw-Hill Cos., Inc.	488,187	20,015,667
News Corp. (Class A)	3,703,583	57,294,429
Omnicom Group, Inc.	452,796	16,681,005
Scripps Networks Interactive (Class A) (b)	160,272	5,957,310
The Interpublic Group of Cos., Inc.	775,076	5,580,547
The Walt Disney Co.	3,006,341	90,671,244
The Washington Post Co. (Class B) (b)	8,103	2,649,438
Time Warner Cable, Inc.	526,527	32,997,447
Time Warner, Inc.	1,692,073	50,711,428
Viacom, Inc. (Class B)	930,715	36,055,899

		510,404,648

MULTILINE RETAIL — 7.3%
Big Lots, Inc. (a)(b)	105,828	3,685,989
Family Dollar Stores, Inc.	195,298	9,932,856
J.C. Penney Co., Inc. (b)	228,645	6,123,113
Kohl’s Corp.	453,576	22,270,582
Macy’s, Inc.	689,249	18,141,034
Nordstrom, Inc.	265,161	12,112,555
Sears Holdings Corp. (a)(b)	62,139	3,574,235
Target Corp.	1,093,708	53,635,440

		129,475,804

SPECIALTY RETAIL — 17.8%
Abercrombie & Fitch Co. (Class A) (b)	140,088	8,623,817
AutoNation, Inc. (a)(b)	79,764	2,614,664
AutoZone, Inc. (a)	47,261	15,085,238
Bed Bath & Beyond, Inc. (a)	396,342	22,714,360
Best Buy Co., Inc. (b)	489,983	11,416,604
CarMax, Inc. (a)(b)	366,677	8,745,246
GameStop Corp. (Class A) (a)(b)	225,850	5,217,135
Limited Brands, Inc.	401,033	15,443,781
Lowe’s Cos., Inc.	2,040,905	39,471,103
O’Reilly Automotive, Inc. (a)(b)	220,383	14,684,119
Ross Stores, Inc.	187,317	14,739,975
Staples, Inc.	1,141,595	15,183,213
The Gap, Inc. (b)	560,357	9,100,198
The Home Depot, Inc.	2,533,861	83,288,011
Tiffany & Co.	206,207	12,541,510
TJX Cos., Inc.	617,172	34,234,531
Urban Outfitters, Inc. (a)(b)	191,762	4,280,128

		317,383,633

TEXTILES, APPAREL & LUXURY GOODS — 6.0%
Coach, Inc.	468,136	24,263,489
NIKE, Inc. (Class B)	615,661	52,645,172
Ralph Lauren Corp. (b)	104,929	13,609,291
V.F. Corp. (b)	139,710	16,977,559

		107,495,511

TOTAL COMMON STOCKS —
(Cost $2,170,985,564)		1,776,312,000

See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

SHORT TERM INVESTMENTS — 5.5%
MONEY MARKET FUNDS — 5.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	96,892,617	$96,892,617
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	1,547,322	1,547,322

TOTAL SHORT TERM INVESTMENTS —
(Cost $98,439,939)		98,439,939

TOTAL INVESTMENTS — 105.4% (f)
(Cost $2,269,425,503)		1,874,751,939
OTHER ASSETS & LIABILITIES — (5.4)%		(95,512,589)

NET ASSETS — 100.0%		$1,779,239,350

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2011.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.5%
BEVERAGES — 15.9%
Brown-Forman Corp. (Class B) (a)	640,260	$44,907,836
Coca-Cola Enterprises, Inc.	2,029,424	50,492,069
Constellation Brands, Inc. (Class A) (b)	1,224,562	22,042,116
Dr. Pepper Snapple Group, Inc.	950,351	36,854,612
Molson Coors Brewing Co. (Class B) (a)	1,208,896	47,884,371
PepsiCo, Inc.	3,483,530	215,630,507
The Coca-Cola Co.	5,894,030	398,200,667

		816,012,178

FOOD & STAPLES RETAILING — 22.7%
Costco Wholesale Corp.	2,130,846	174,985,074
CVS Caremark Corp.	6,599,985	221,627,496
Safeway, Inc. (a)	1,916,209	31,866,556
SUPERVALU, Inc. (a)	1,463,870	9,749,374
Sysco Corp. (a)	2,944,623	76,265,736
The Kroger Co.	3,154,022	69,262,323
Wal-Mart Stores, Inc.	7,695,107	399,376,053
Walgreen Co.	4,198,457	138,087,251
Whole Foods Market, Inc.	691,184	45,141,227

		1,166,361,090

FOOD PRODUCTS — 20.0%
Archer-Daniels-Midland Co.	3,432,286	85,155,016
Campbell Soup Co. (a)	1,164,982	37,710,467
ConAgra Foods, Inc.	2,270,561	54,992,987
Dean Foods Co. (a)(b)	796,257	7,062,800
General Mills, Inc.	3,252,493	125,123,406
H.J. Heinz Co. (a)	1,727,066	87,182,292
Hormel Foods Corp. (a)	603,387	16,303,517
Kellogg Co.	1,346,364	71,613,101
Kraft Foods, Inc. (Class A)	7,737,802	259,835,391
McCormick & Co., Inc. (a)	946,445	43,687,901
Mead Johnson Nutrition Co.	890,984	61,326,429
Sara Lee Corp.	3,048,337	49,840,310
The Hershey Co.	852,844	50,522,478
The J.M. Smucker Co. (a)	498,672	36,348,202
Tyson Foods, Inc. (Class A) (a)	2,089,508	36,273,859

		1,022,978,156

HOUSEHOLD PRODUCTS — 22.4%
Colgate-Palmolive Co.	2,326,074	206,276,242
Kimberly-Clark Corp.	1,871,398	132,887,972
The Clorox Co.	755,868	50,136,724
The Procter & Gamble Co.	12,036,654	760,475,800

		1,149,776,738

PERSONAL PRODUCTS — 1.7%
Avon Products, Inc.	2,254,316	44,184,593
The Estee Lauder Cos., Inc. (Class A)	497,339	43,686,258

		87,870,851

TOBACCO — 16.8%
Altria Group, Inc.	9,073,487	243,260,186
Lorillard, Inc. (a)	606,288	67,116,082
Philip Morris International, Inc.	7,694,656	479,992,641
Reynolds American, Inc. (a)	1,956,781	73,340,152

		863,709,061

TOTAL COMMON STOCKS —
(Cost $5,441,596,665)		5,106,708,074

SHORT TERM INVESTMENTS — 2.9%
MONEY MARKET FUNDS — 2.9%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	142,489,554	142,489,554
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	7,061,290	7,061,290

TOTAL SHORT TERM INVESTMENTS —
(Cost $149,550,844)		149,550,844

TOTAL INVESTMENTS — 102.4% (f)
(Cost $5,591,147,509)		5,256,258,918
OTHER ASSETS & LIABILITIES — (2.4)%		(124,650,306)

NET ASSETS — 100.0%		$5,131,608,612

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.9%
ENERGY EQUIPMENT & SERVICES — 19.7%
Baker Hughes, Inc.	2,983,233	$137,706,035
Cameron International Corp. (a)	2,027,571	84,225,299
Diamond Offshore Drilling, Inc. (b)	589,214	32,253,574
FMC Technologies, Inc. (a)(b)	2,227,506	83,754,226
Halliburton Co.	5,683,536	173,461,519
Helmerich & Payne, Inc.	552,586	22,434,992
Nabors Industries, Ltd. (a)	2,731,956	33,493,780
National-Oilwell Varco, Inc.	2,775,093	142,140,263
Noble Corp. (a)	1,302,499	38,228,346
Rowan Cos., Inc. (a)	1,779,293	53,716,856
Schlumberger, Ltd.	7,268,231	434,131,438

		1,235,546,328

OIL, GAS & CONSUMABLE FUELS — 80.2%
Alpha Natural Resources, Inc. (a)	1,168,595	20,672,446
Anadarko Petroleum Corp.	2,991,706	188,627,063
Apache Corp.	2,284,798	183,332,192
Cabot Oil & Gas Corp.	1,169,217	72,386,224
Chesapeake Energy Corp. (b)	4,539,951	115,995,748
Chevron Corp.	10,558,649	976,886,206
ConocoPhillips	5,237,589	331,644,135
CONSOL Energy, Inc.	1,872,769	63,543,052
Denbury Resources, Inc. (a)	4,181,201	48,083,812
Devon Energy Corp.	2,481,690	137,584,894
El Paso Corp.	6,274,346	109,675,568
EOG Resources, Inc.	1,690,771	120,061,649
EQT Corp.	771,276	41,155,287
Exxon Mobil Corp.	16,935,640	1,230,035,533
Hess Corp.	1,940,353	101,790,918
Marathon Oil Corp.	4,326,344	93,362,504
Marathon Petroleum Corp.	1,839,505	49,777,005
Murphy Oil Corp.	1,355,352	59,852,344
Newfield Exploration Co. (a)	682,778	27,099,459
Noble Energy, Inc.	1,241,188	87,876,110
Occidental Petroleum Corp.	3,661,856	261,822,704
Peabody Energy Corp.	2,037,128	69,017,897
Pioneer Natural Resources Co. (b)	1,365,622	89,816,959
QEP Resources, Inc. (b)	912,931	24,713,042
Range Resources Corp. (b)	1,304,663	76,270,599
Southwestern Energy Co. (a)	2,296,002	76,525,747
Spectra Energy Corp.	4,503,972	110,482,433
Sunoco, Inc. (b)	1,321,389	40,976,273
Tesoro Corp. (a)(b)	2,335,078	45,463,969
The Williams Cos., Inc.	4,288,168	104,374,009
Valero Energy Corp.	4,122,767	73,302,797

		5,032,208,578

TOTAL COMMON STOCKS —
(Cost $8,577,349,228)		6,267,754,906

SHORT TERM INVESTMENTS — 1.7%
MONEY MARKET FUNDS — 1.7%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	100,170,748	100,170,748
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	7,174,578	7,174,578

TOTAL SHORT TERM INVESTMENTS —
(Cost $107,345,326)		107,345,326

TOTAL INVESTMENTS — 101.6% (f)
(Cost $8,684,694,554)		6,375,100,232
OTHER ASSETS & LIABILITIES — (1.6)%		(98,260,551)

NET ASSETS — 100.0%		$6,276,839,681

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2011.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.7%
CAPITAL MARKETS — 13.8%
Ameriprise Financial, Inc.	723,465	$28,475,582
BlackRock, Inc.	307,644	45,534,388
E*TRADE Financial Corp. (a)	778,509	7,092,217
Federated Investors, Inc. (Class B) (b)	284,600	4,989,038
Franklin Resources, Inc.	446,402	42,693,887
Invesco, Ltd.	1,381,611	21,428,787
Janus Capital Group, Inc. (b)	572,102	3,432,612
Legg Mason, Inc. (b)	400,331	10,292,510
Morgan Stanley	4,552,210	61,454,835
Northern Trust Corp.	738,733	25,840,880
State Street Corp. (c)	1,545,645	49,707,943
T. Rowe Price Group, Inc. (b)	785,931	37,543,924
The Bank of New York Mellon Corp.	3,779,262	70,256,481
The Charles Schwab Corp.	3,307,545	37,276,032
The Goldman Sachs Group, Inc.	1,549,881	146,541,249

		592,560,365

COMMERCIAL BANKS — 18.7%
BB&T Corp.	2,137,452	45,591,851
Comerica, Inc.	616,112	14,152,093
Fifth Third Bancorp	2,820,459	28,486,636
First Horizon National Corp.	808,599	4,819,250
Huntington Bancshares, Inc.	2,647,351	12,707,285
KeyCorp	2,922,271	17,329,067
M & T Bank Corp. (b)	385,115	26,919,539
PNC Financial Services Group, Inc.	1,613,718	77,765,070
Regions Financial Corp.	3,860,131	12,854,236
SunTrust Banks, Inc.	1,646,255	29,550,277
U.S. Bancorp	5,889,999	138,650,576
Wells Fargo & Co.	16,189,253	390,484,782
Zions Bancorporation (b)	565,195	7,952,294

		807,262,956

CONSUMER FINANCE — 6.0%
American Express Co.	3,183,954	142,959,535
Capital One Financial Corp. (b)	1,408,571	55,821,669
Discover Financial Services	1,673,317	38,385,892
SLM Corp.	1,575,754	19,618,137

		256,785,233

DIVERSIFIED FINANCIAL SERVICES — 21.3%
Bank of America Corp.	31,075,963	190,184,894
Citigroup, Inc.	8,947,526	229,235,616
CME Group, Inc.	205,082	50,532,205
IntercontinentalExchange, Inc. (a)	225,212	26,633,571
JPMorgan Chase & Co.	11,949,292	359,912,675
Leucadia National Corp. (b)	607,631	13,781,071
Moody’s Corp. (b)	617,447	18,801,261
NYSE Euronext	802,906	18,659,535
The Nasdaq OMX Group, Inc. (a)	388,930	8,999,840

		916,740,668

INSURANCE — 26.3%
ACE, Ltd.	1,036,453	62,809,052
AFLAC, Inc.	1,432,366	50,061,192
American International Group, Inc. (a)	1,339,392	29,399,654
Aon Corp.	1,001,396	42,038,604
Assurant, Inc.	289,354	10,358,873
Berkshire Hathaway, Inc. (Class B) (a)	5,395,203	383,275,221
Chubb Corp.	876,242	52,565,758
Cincinnati Financial Corp. (b)	500,171	13,169,502
Genworth Financial, Inc. (Class A) (a)	1,504,836	8,637,759
Hartford Financial Services Group, Inc.	1,365,892	22,045,497
Lincoln National Corp.	944,965	14,769,803
Loews Corp.	954,122	32,964,915
Marsh & McLennan Cos., Inc.	1,660,513	44,070,015
MetLife, Inc.	3,242,598	90,825,170
Principal Financial Group, Inc.	960,640	21,777,709
Prudential Financial, Inc.	1,490,083	69,825,289
The Allstate Corp.	1,583,462	37,512,215
The Progressive Corp.	1,957,137	34,758,753
The Travelers Cos., Inc.	1,284,089	62,573,657
Torchmark Corp.	322,287	11,234,925
Unum Group (b)	930,259	19,498,229
XL Group PLC	1,006,829	18,928,385

		1,133,100,177

REAL ESTATE INVESTMENT TRUSTS (REITS) — 12.8%
Apartment Investment & Management Co. (Class A) (b)	370,641	8,198,579
AvalonBay Communities, Inc. (b)	288,478	32,900,916
Boston Properties, Inc. (b)	450,672	40,154,875
Equity Residential	909,279	47,164,302
HCP, Inc.	1,248,572	43,774,934
Health Care REIT, Inc. (b)	544,230	25,469,964
Host Hotels & Resorts, Inc. (b)	2,166,941	23,706,334
Kimco Realty Corp. (b)	1,248,015	18,757,665
Plum Creek Timber Co., Inc. (b)	496,783	17,243,338
ProLogis, Inc.	1,407,995	34,143,879
Public Storage, Inc.	434,402	48,370,663
Simon Property Group, Inc. (b)	900,357	99,021,263
Ventas, Inc. (b)	882,937	43,617,088
Vornado Realty Trust	567,307	42,332,448
Weyerhaeuser Co.	1,651,714	25,684,153

		550,540,401

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.3%
CBRE Group, Inc. (a)	999,862	13,458,143

THRIFTS & MORTGAGE FINANCE — 0.5%
Hudson City Bancorp, Inc.	1,617,592	9,155,571
People’s United Financial, Inc. (b)	1,154,545	13,161,813

		22,317,384

TOTAL COMMON STOCKS —
(Cost $6,148,127,934)		4,292,765,327

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

SHORT TERM INVESTMENTS — 3.6%
MONEY MARKET FUNDS — 3.6%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	144,296,216	$144,296,216
State Street Institutional Liquid Reserves Fund 0.09% (e)(f)	8,465,728	8,465,728

TOTAL SHORT TERM INVESTMENTS —
(Cost $152,761,944)		152,761,944

TOTAL INVESTMENTS — 103.3% (g)
(Cost $6,300,889,878)		4,445,527,271
OTHER ASSETS & LIABILITIES — (3.3)%		(141,280,876)

NET ASSETS — 100.0%		$4,304,246,395

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2011.
(c)	Affiliated Issuer. (Note 3)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.8%
BIOTECHNOLOGY — 11.1%
Amgen, Inc.	3,036,093	$166,833,310
Biogen Idec, Inc. (a)	814,697	75,889,026
Celgene Corp. (a)	1,507,366	93,336,103
Cephalon, Inc. (a)(b)	256,059	20,663,961
Gilead Sciences, Inc. (a)	2,534,654	98,344,575

		455,066,975

HEALTH CARE EQUIPMENT & SUPPLIES — 15.9%
Baxter International, Inc.	1,897,190	106,508,246
Becton, Dickinson & Co.	734,609	53,861,532
Boston Scientific Corp. (a)(b)	5,057,660	29,890,771
C.R. Bard, Inc.	303,153	26,538,014
CareFusion Corp. (a)	727,571	17,425,325
Covidien PLC	1,624,669	71,647,903
DENTSPLY International, Inc. (b)	463,262	14,217,511
Edwards Lifesciences Corp. (a)	377,663	26,919,819
Intuitive Surgical, Inc. (a)(b)	128,655	46,866,443
Medtronic, Inc.	3,485,609	115,861,643
St. Jude Medical, Inc.	1,111,041	40,208,574
Stryker Corp. (b)	1,102,427	51,957,384
Varian Medical Systems, Inc. (a)(b)	382,282	19,939,829
Zimmer Holdings, Inc. (a)(b)	638,164	34,141,774

		655,984,768

HEALTH CARE PROVIDERS & SERVICES — 18.0%
Aetna, Inc.	1,258,424	45,743,712
AmerisourceBergen Corp.	918,355	34,227,091
Cardinal Health, Inc.	1,143,461	47,888,147
CIGNA Corp.	915,829	38,409,868
Coventry Health Care, Inc. (a)	487,827	14,054,296
DaVita, Inc. (a)	306,855	19,230,603
Express Scripts, Inc. (a)	1,684,820	62,456,277
Humana, Inc.	588,908	42,831,279
Laboratory Corp. of America Holdings (a)	332,688	26,298,986
McKesson Corp.	833,553	60,599,303
Medco Health Solutions, Inc. (a)	1,302,750	61,085,947
Patterson Cos., Inc. (b)	311,819	8,927,378
Quest Diagnostics, Inc. (b)	539,477	26,628,585
Tenet Healthcare Corp. (a)(b)	1,614,250	6,666,853
UnitedHealth Group, Inc.	3,564,767	164,407,054
WellPoint, Inc.	1,216,549	79,416,319

		738,871,698

HEALTH CARE TECHNOLOGY — 0.8%
Cerner Corp. (a)(b)	477,675	32,730,291

LIFE SCIENCES TOOLS & SERVICES — 3.7%
Agilent Technologies, Inc. (a)	1,138,649	35,582,781
Life Technologies Corp. (a)	592,861	22,783,648
PerkinElmer, Inc.	367,029	7,050,627
Thermo Fisher Scientific, Inc. (a)	1,253,682	63,486,457
Waters Corp. (a)(b)	299,214	22,587,665

		151,491,178

PHARMACEUTICALS — 50.3%
Abbott Laboratories	4,335,005	221,692,156
Allergan, Inc.	1,038,578	85,558,056
Bristol-Myers Squibb Co.	5,632,513	176,748,258
Eli Lilly & Co.	3,347,167	123,744,764
Forest Laboratories, Inc. (a)	912,809	28,105,389
Hospira, Inc. (a)	541,754	20,044,898
Johnson & Johnson	9,003,491	573,612,412
Merck & Co., Inc.	10,118,114	330,963,509
Mylan, Inc. (a)(b)	1,400,502	23,808,534
Pfizer, Inc.	25,633,592	453,201,906
Watson Pharmaceuticals, Inc. (a)	437,649	29,869,544

		2,067,349,426

TOTAL COMMON STOCKS —
(Cost $4,787,000,681)		4,101,494,336

SHORT TERM INVESTMENTS — 2.3%
MONEY MARKET FUNDS — 2.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	91,781,838	91,781,838
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	4,118,194	4,118,194

TOTAL SHORT TERM INVESTMENTS —
(Cost $95,900,032)		95,900,032

TOTAL INVESTMENTS — 102.1% (f)
(Cost $4,882,900,713)		4,197,394,368
OTHER ASSETS & LIABILITIES — (2.1)%		(87,617,112)

NET ASSETS — 100.0%		$4,109,777,256

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2011.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AEROSPACE & DEFENSE — 27.1%
General Dynamics Corp.	832,117	$47,339,136
Goodrich Corp.	406,712	49,082,004
Honeywell International, Inc.	1,745,519	76,645,739
ITT Corp.	476,242	20,002,164
L-3 Communications Holdings, Inc.	222,969	13,817,389
Lockheed Martin Corp. (a)	616,091	44,752,850
Northrop Grumman Corp.	635,477	33,146,480
Precision Castparts Corp.	304,607	47,354,204
Raytheon Co.	818,210	33,440,243
Rockwell Collins, Inc.	419,852	22,151,392
Textron, Inc. (a)	730,310	12,882,669
The Boeing Co.	1,637,041	99,057,351
United Technologies Corp.	1,996,270	140,457,557

		640,129,178

AIR FREIGHT & LOGISTICS — 9.5%
C.H. Robinson Worldwide, Inc. (a)	348,813	23,883,226
Expeditors International of Washington, Inc.	449,835	18,240,809
FedEx Corp.	719,019	48,663,206
United Parcel Service, Inc. (Class B)	2,111,551	133,344,446

		224,131,687

AIRLINES — 0.6%
Southwest Airlines Co. (a)	1,864,961	14,994,286

BUILDING PRODUCTS — 0.3%
Masco Corp. (a)	838,916	5,973,082

COMMERCIAL SERVICES & SUPPLIES — 4.9%
Avery Dennison Corp.	277,175	6,951,549
Cintas Corp. (a)	284,503	8,005,914
Iron Mountain, Inc. (a)	429,578	13,583,256
Pitney Bowes, Inc. (a)	490,156	9,214,933
R.R. Donnelley & Sons Co. (a)	576,742	8,143,597
Republic Services, Inc.	677,468	19,009,752
Stericycle, Inc. (a)(b)	182,148	14,702,987
Waste Management, Inc. (a)	1,089,396	35,470,734

		115,082,722

CONSTRUCTION & ENGINEERING — 1.8%
Fluor Corp.	534,510	24,881,441
Jacobs Engineering Group, Inc. (b)	268,824	8,680,327
Quanta Services, Inc. (a)(b)	448,509	8,427,484

		41,989,252

ELECTRICAL EQUIPMENT — 4.4%
Emerson Electric Co.	1,667,522	68,885,334
Rockwell Automation, Inc.	391,846	21,943,376
Roper Industries, Inc.	202,968	13,986,525

		104,815,235

INDUSTRIAL CONGLOMERATES — 19.5%
3M Co.	1,538,726	110,465,140
Danaher Corp.	1,352,498	56,723,766
General Electric Co.	16,598,247	252,957,284
Tyco International, Ltd.	981,737	40,005,783

		460,151,973

MACHINERY — 19.9%
Caterpillar, Inc.	1,457,100	107,592,264
Cummins, Inc.	758,249	61,918,613
Deere & Co.	977,105	63,091,670
Dover Corp.	475,868	22,175,449
Eaton Corp.	881,705	31,300,527
Flowserve Corp.	118,489	8,768,186
Illinois Tool Works, Inc.	1,104,145	45,932,432
Ingersoll-Rand PLC (a)	701,055	19,692,635
Joy Global, Inc.	221,934	13,844,243
PACCAR, Inc. (a)	898,499	30,387,236
Pall Corp.	360,001	15,264,042
Parker-Hannifin Corp.	413,168	26,083,296
Snap-on, Inc.	123,187	5,469,503
Stanley Black & Decker, Inc.	355,758	17,467,718

		468,987,814

PROFESSIONAL SERVICES — 1.1%
Dun & Bradstreet Corp.	103,937	6,367,181
Equifax, Inc.	352,106	10,823,738
Robert Half International, Inc. (a)	433,180	9,192,080

		26,382,999

ROAD & RAIL — 8.6%
CSX Corp.	2,791,874	52,124,287
Norfolk Southern Corp.	863,196	52,672,220
Ryder System, Inc.	197,523	7,409,088
Union Pacific Corp.	1,123,402	91,748,241

		203,953,836

TRADING COMPANIES & DISTRIBUTORS — 1.9%
Fastenal Co. (a)	624,327	20,777,602
W.W. Grainger, Inc.	168,605	25,213,192

		45,990,794

TOTAL COMMON STOCKS —
(Cost $3,301,858,098)		2,352,582,858

SHORT TERM INVESTMENTS — 4.8%
MONEY MARKET FUNDS — 4.8%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	108,315,825	108,315,825
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	4,150,289	4,150,289

TOTAL SHORT TERM INVESTMENTS —
(Cost $112,466,114)		112,466,114

TOTAL INVESTMENTS — 104.4% (f)
(Cost $3,414,324,212)		2,465,048,972
OTHER ASSETS & LIABILITIES — (4.4)%		(103,963,251)

NET ASSETS — 100.0%		$2,361,085,721

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.7%
CHEMICALS — 61.0%
Air Products & Chemicals, Inc.	1,008,405	$77,011,890
Airgas, Inc. (a)	356,846	22,773,912
CF Industries Holdings, Inc.	355,270	43,836,765
E.I. du Pont de Nemours & Co.	4,412,098	176,351,557
Eastman Chemical Co.	364,794	24,999,333
Ecolab, Inc. (a)	1,143,729	55,916,911
FMC Corp.	370,550	25,627,238
International Flavors & Fragrances, Inc. (a)	422,723	23,765,487
Monsanto Co.	2,530,070	151,905,403
PPG Industries, Inc. (a)	777,142	54,912,854
Praxair, Inc.	1,429,663	133,644,897
Sigma-Aldrich Corp. (a)	613,865	37,930,718
The Dow Chemical Co.	3,289,650	73,885,539
The Mosaic Co.	1,349,900	66,104,603
The Sherwin-Williams Co. (a)	447,208	33,236,498

		1,001,903,605

CONSTRUCTION MATERIALS — 1.1%
Vulcan Materials Co. (a)	688,742	18,981,730

CONTAINERS & PACKAGING — 4.4%
Ball Corp.	846,586	26,261,098
Bemis Co., Inc. (a)	565,706	16,580,843
Owens-Illinois, Inc. (b)	919,157	13,897,654
Sealed Air Corp.	890,307	14,868,127

		71,607,722

METALS & MINING — 28.8%
AK Steel Holding Corp. (a)	864,074	5,651,044
Alcoa, Inc. (a)	5,263,558	50,372,250
Allegheny Technologies, Inc. (a)	561,148	20,756,865
Cliffs Natural Resources, Inc.	731,849	37,448,713
Freeport-McMoRan Copper & Gold, Inc.	4,484,830	136,563,073
Newmont Mining Corp.	2,338,107	147,066,930
Nucor Corp.	1,568,850	49,638,414
Titanium Metals Corp. (a)	546,361	8,184,488
United States Steel Corp. (a)	782,585	17,224,696

		472,906,473

PAPER & FOREST PRODUCTS — 4.4%
International Paper Co.	2,161,951	50,265,361
MeadWestvaco Corp.	897,526	22,043,238

		72,308,599

TOTAL COMMON STOCKS —
(Cost $2,192,799,966)		1,637,708,129

SHORT TERM INVESTMENTS — 6.3%
MONEY MARKET FUNDS — 6.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	100,601,043	100,601,043
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	3,340,822	3,340,822

TOTAL SHORT TERM INVESTMENTS —
(Cost $103,941,865)		103,941,865

TOTAL INVESTMENTS — 106.0% (f)
(Cost $2,296,741,831)		1,741,649,994
OTHER ASSETS & LIABILITIES — (6.0)%		(98,463,842)

NET ASSETS — 100.0%		$1,643,186,152

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.6%
COMMUNICATIONS EQUIPMENT — 9.1%
Cisco Systems, Inc.	15,287,103	$236,797,225
F5 Networks, Inc. (a)(b)	224,229	15,931,470
Harris Corp. (b)	366,734	12,531,301
JDS Uniphase Corp. (a)(b)	819,963	8,175,031
Juniper Networks, Inc. (a)	1,528,248	26,377,560
Motorola Mobility Holdings, Inc. (a)	727,115	27,470,405
Motorola Solutions, Inc.	859,573	36,016,109
QUALCOMM, Inc.	4,696,792	228,404,995
Tellabs, Inc.	1,185,437	5,085,525

		596,789,621

COMPUTERS & PERIPHERALS — 20.8%
Apple, Inc. (a)	2,576,732	982,198,704
Dell, Inc. (a)	4,382,581	62,013,521
EMC Corp. (a)	5,815,822	122,074,104
Hewlett-Packard Co.	4,785,077	107,424,978
Lexmark International, Inc. (Class A) (a)(b)	280,224	7,574,455
NetApp, Inc. (a)	1,076,695	36,543,028
SanDisk Corp. (a)	725,468	29,272,634
Western Digital Corp. (a)	684,190	17,597,367

		1,364,698,791

DIVERSIFIED TELECOMMUNICATION SERVICES — 13.1%
AT&T, Inc.	16,470,659	469,743,195
CenturyLink, Inc.	1,792,608	59,371,177
Frontier Communications Corp. (b)	3,325,490	20,318,744
Verizon Communications, Inc.	7,909,474	291,068,643
Windstream Corp. (b)	1,570,384	18,310,677

		858,812,436

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.6%
Amphenol Corp. (Class A)	506,021	20,630,476
Corning, Inc.	4,452,771	55,036,250
FLIR Systems, Inc. (b)	492,180	12,329,109
Jabil Circuit, Inc. (b)	608,641	10,827,723
Molex, Inc. (b)	442,764	9,019,103

		107,842,661

INTERNET SOFTWARE & SERVICES — 8.1%
Akamai Technologies, Inc. (a)	580,553	11,541,394
eBay, Inc. (a)	3,242,736	95,628,285
Google, Inc. (Class A) (a)	700,020	360,076,288
Monster Worldwide, Inc. (a)(b)	358,796	2,576,155
VeriSign, Inc. (b)	509,956	14,589,841
Yahoo!, Inc. (a)	3,585,339	47,183,061

		531,595,024

IT SERVICES — 17.7%
Accenture PLC (Class A)	1,791,134	94,356,939
Automatic Data Processing, Inc.	1,392,398	65,651,566
Cognizant Technology Solutions Corp. (Class A) (a)	878,388	55,074,928
Computer Sciences Corp.	456,380	12,253,803
Fidelity National Information Services, Inc.	753,318	18,320,694
Fiserv, Inc. (a)	417,174	21,179,924
International Business Machines Corp.	3,319,317	580,980,054
MasterCard, Inc. (Class A)	303,535	96,269,160
Paychex, Inc. (b)	940,295	24,795,579
SAIC, Inc. (a)(b)	767,227	9,060,951
Teradata Corp. (a)	512,562	27,437,444
The Western Union Co.	1,801,694	27,547,901
Total System Services, Inc. (b)	520,275	8,808,256
Visa, Inc. (Class A)	1,421,740	121,871,553

		1,163,608,752

OFFICE ELECTRONICS — 0.4%
Xerox Corp.	4,167,916	29,050,375

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 10.0%
Advanced Micro Devices, Inc. (a)(b)	1,837,898	9,336,522
Altera Corp.	968,983	30,552,034
Analog Devices, Inc.	878,760	27,461,250
Applied Materials, Inc.	3,753,313	38,846,790
Broadcom Corp. (Class A) (a)	1,386,260	46,148,595
First Solar, Inc. (a)(b)	162,868	10,294,886
Intel Corp.	12,445,365	265,459,636
KLA-Tencor Corp. (b)	499,112	19,106,007
Linear Technology Corp.	680,062	18,803,714
LSI Corp. (a)	1,797,475	9,310,921
MEMC Electronic Materials, Inc. (a)(b)	721,533	3,780,833
Microchip Technology, Inc. (b)	580,202	18,050,084
Micron Technology, Inc. (a)	2,970,781	14,972,736
Novellus Systems, Inc. (a)(b)	236,638	6,450,752
NVIDIA Corp. (a)	1,773,378	22,167,225
Teradyne, Inc. (a)(b)	662,816	7,297,604
Texas Instruments, Inc.	3,260,265	86,886,062
Xilinx, Inc. (b)	788,811	21,644,974

		656,570,625

SOFTWARE — 17.3%
Adobe Systems, Inc. (a)	1,408,562	34,044,944
Autodesk, Inc. (a)	688,618	19,129,808
BMC Software, Inc. (a)	519,701	20,039,671
CA, Inc. (b)	1,106,025	21,467,945
Citrix Systems, Inc. (a)	557,140	30,380,844
Compuware Corp. (a)	769,153	5,891,712
Electronic Arts, Inc. (a)	997,925	20,407,566
Intuit, Inc. (a)	887,772	42,115,904
Microsoft Corp.	20,724,914	515,843,109
Oracle Corp.	11,043,003	317,375,906
Red Hat, Inc. (a)	584,661	24,707,774
Salesforce.com, Inc. (a)(b)	404,339	46,207,861
Symantec Corp. (a)	2,156,503	35,150,999

		1,132,764,043

WIRELESS TELECOMMUNICATION SERVICES — 1.5%
American Tower Corp. (Class A) (a)	1,134,872	61,056,113
MetroPCS Communications, Inc. (a)	962,070	8,379,630

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

Security Description	Shares	Value

Sprint Nextel Corp. (a)	8,657,821	$26,319,776

		95,755,519

TOTAL COMMON STOCKS —
(Cost $7,461,840,672)		6,537,487,847

SHORT TERM INVESTMENTS — 2.2%
MONEY MARKET FUNDS — 2.2%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	119,460,414	119,460,414
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	26,793,302	26,793,302

TOTAL SHORT TERM INVESTMENTS —
(Cost $146,253,716)		146,253,716

TOTAL INVESTMENTS — 101.8% (f)
(Cost $7,608,094,388)		6,683,741,563
OTHER ASSETS & LIABILITIES — (1.8)%		(119,818,296)

NET ASSETS — 100.0%		$6,563,923,267

(a)	Non-income producing security.
(b)	A portion of the security was on loan at September 30, 2011.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Security Description	Shares	Value

COMMON STOCKS — 99.6%
ELECTRIC UTILITIES — 53.8%
American Electric Power Co., Inc.	7,851,630	$298,518,973
Duke Energy Corp. (a)	19,909,069	397,982,289
Edison International	5,303,655	202,864,804
Entergy Corp.	2,865,165	189,931,788
Exelon Corp. (a)	10,739,832	457,624,241
FirstEnergy Corp. (a)	6,777,709	304,386,911
NextEra Energy, Inc.	6,844,543	369,742,213
Northeast Utilities (a)	2,866,920	96,471,858
Pepco Holdings, Inc. (a)	3,725,829	70,492,685
Pinnacle West Capital Corp.	1,809,358	77,693,832
PPL Corp.	9,398,411	268,230,650
Progress Energy, Inc.	4,806,424	248,588,249
Southern Co.	13,898,113	588,863,048

		3,571,391,541

GAS UTILITIES — 2.3%
Nicor, Inc. (a)	765,929	42,133,755
Oneok, Inc.	1,678,455	110,845,168

		152,978,923

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 4.7%
Constellation Energy Group, Inc.	3,279,139	124,804,030
NRG Energy, Inc. (a)(b)	3,909,708	82,924,907
The AES Corp. (b)	10,714,101	104,569,626

		312,298,563

MULTI-UTILITIES — 38.8%
Ameren Corp. (a)	3,949,251	117,569,202
CenterPoint Energy, Inc.	6,999,567	137,331,505
CMS Energy Corp. (a)	4,170,254	82,529,327
Consolidated Edison, Inc. (a)	4,779,301	272,515,743
Dominion Resources, Inc. (a)	9,225,738	468,390,718
DTE Energy Co.	2,773,416	135,952,852
Integrys Energy Group, Inc. (a)	1,286,682	62,558,479
NiSource, Inc. (a)	4,618,968	98,753,536
PG&E Corp.	6,552,404	277,232,213
Public Service Enterprise Group, Inc.	8,198,941	273,598,661
SCANA Corp. (a)	1,863,608	75,382,944
Sempra Energy	3,903,330	201,021,495
TECO Energy, Inc. (a)	3,554,447	60,887,677
Wisconsin Energy Corp. (a)	3,787,956	118,525,143
Xcel Energy, Inc. (a)	7,920,693	195,561,910

		2,577,811,405

TOTAL COMMON STOCKS —
(Cost $6,863,975,217)		6,614,480,432

SHORT TERM INVESTMENTS — 2.7%
MONEY MARKET FUNDS — 2.7%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	163,816,373	163,816,373
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	13,697,413	13,697,413

TOTAL SHORT TERM INVESTMENTS —
(Cost $177,513,786)		177,513,786

TOTAL INVESTMENTS — 102.3% (f)
(Cost $7,041,489,003)		6,791,994,218
OTHER ASSETS & LIABILITIES — (2.3)%		(150,371,447)

NET ASSETS — 100.0%		$6,641,622,771

(a)	A portion of the security was on loan at September 30, 2011.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2011

	The Consumer	The Consumer
	Discretionary	Staples	The Energy	The Financial	The Health	The Industrial	The Materials	The Technology	The Utilities
	Select Sector	Select Sector	Select Sector	Select Sector	Care Select Sector	Select Sector	Select Sector	Select Sector	Select Sector
	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund

ASSETS
Investments in unaffiliated issuers, at value * (Note 2)	$1,776,312,000	$5,106,708,074	$6,267,754,906	$4,243,057,384	$4,101,494,336	$2,352,582,858	$1,637,708,129	$6,537,487,847	$6,614,480,432
Investments in affiliated issuers, at value (Note 2 and Note 3)	98,439,939	149,550,844	107,345,326	202,469,887	95,900,032	112,466,114	103,941,865	146,253,716	177,513,786

Total investments	1,874,751,939	5,256,258,918	6,375,100,232	4,445,527,271	4,197,394,368	2,465,048,972	1,741,649,994	6,683,741,563	6,791,994,218
Cash	—	—	—	712,849	—	39,527	—	—	—
Receivable for investments sold	—	—	—	—	—	—	69,347,178	—	—
Receivable for income related to Select Sector SPDR shares in-kind transactions	—	—	681	73,255	3,660	—	—	3,251	105,391
Dividends receivable — unaffiliated issuers (Note 2)	2,084,627	19,371,255	4,542,556	3,756,411	5,354,390	5,413,059	3,348,724	2,214,110	15,049,112
Dividends and securities lending income receivable — affiliated issuers (Note 2)	49,582	22,928	25,351	301,574	12,208	15,183	27,995	37,180	35,378
Prepaid expenses	11,086	17,250	41,115	33,532	15,491	18,538	11,719	31,374	19,631

TOTAL ASSETS	1,876,897,234	5,275,670,351	6,379,709,935	4,450,404,892	4,202,780,117	2,470,535,279	1,814,385,610	6,686,027,478	6,807,203,730

LIABILITIES
Payable upon return of securities loaned	96,892,617	142,489,554	100,170,748	144,296,216	91,781,838	108,315,825	100,601,043	119,460,414	163,816,373
Payable for investments purchased	—	—	—	—	—	—	69,804,648	—	—
Payable for income related to Select Sector SPDR shares in-kind transactions	33,214	25,536	—	—	—	72,527	24,367	—	—
Accrued distribution fees (Note 3)	190,782	357,481	638,231	495,071	278,731	248,127	233,361	872,942	439,484
Accrued advisory fees (Note 3)	64,094	176,803	248,086	152,673	131,132	92,803	59,283	225,602	209,774
Accrued administration, custodian and transfer agent fees (Note 3)	34,392	94,870	133,119	81,922	70,363	49,797	31,810	121,055	112,562
Accrued trustees’ fees (Note 3)	1,734	2,937	6,729	5,447	2,539	2,844	1,866	5,169	3,349
Accrued expenses and other liabilities	441,051	914,558	1,673,341	1,127,168	738,258	667,635	443,080	1,419,029	999,417

TOTAL LIABILITIES	97,657,884	144,061,739	102,870,254	146,158,497	93,002,861	109,449,558	171,199,458	122,104,211	165,580,959

NET ASSETS	$1,779,239,350	$5,131,608,612	$6,276,839,681	$4,304,246,395	$4,109,777,256	$2,361,085,721	$1,643,186,152	$6,563,923,267	$6,641,622,771

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$2,332,787,243	$5,540,354,551	$9,864,362,958	$6,814,038,346	$4,932,947,177	$3,495,816,682	$2,741,600,734	$8,304,437,487	$7,175,547,225
Undistributed (distributions in excess of) net investment income	—	3,691,379	—	1,415,257	—	3,627,332	5,261,406	—	—
Accumulated net realized gain (loss) on investments	(158,874,329)	(77,548,727)	(1,277,928,955)	(655,844,601)	(137,663,576)	(189,083,053)	(548,584,151)	(816,161,395)	(284,429,669)
Net unrealized appreciation (depreciation) on investments	(394,673,564)	(334,888,591)	(2,309,594,322)	(1,855,362,607)	(685,506,345)	(949,275,240)	(555,091,837)	(924,352,825)	(249,494,785)

NET ASSETS	$1,779,239,350	$5,131,608,612	$6,276,839,681	$4,304,246,395	$4,109,777,256	$2,361,085,721	$1,643,186,152	$6,563,923,267	$6,641,622,771

NET ASSET VALUE PER SELECT SECTOR SPDR:
Net asset value per Select Sector SPDR share	$34.88	$29.64	$58.54	$11.81	$31.74	$29.23	$29.36	$23.59	$33.62

Shares outstanding (unlimited amount authorized, $0.01 par value)	51,003,252	173,121,809	107,224,200	364,445,427	129,465,324	80,776,000	55,973,725	278,305,897	197,574,160

COST OF INVESTMENTS:
Unaffiliated issuers	$2,170,985,564	$5,441,596,665	$8,577,349,228	$6,077,315,975	$4,787,000,681	$3,301,858,098	$2,192,799,966	$7,461,840,672	$6,863,975,217
Affiliated issuers (Note 3)	98,439,939	149,550,844	107,345,326	223,573,903	95,900,032	112,466,114	103,941,865	146,253,716	177,513,786

Total cost of investments	$2,269,425,503	$5,591,147,509	$8,684,694,554	$6,300,889,878	$4,882,900,713	$3,414,324,212	$2,296,741,831	$7,608,094,388	$7,041,489,003

* Includes investments of securities on loan, at value	$91,722,282	$140,285,580	$94,559,173	$138,847,129	$87,746,834	$103,281,974	$95,633,704	$112,757,807	$188,667,430

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2011

	The Consumer	The Consumer
	Discretionary	Staples	The Energy	The Financial	The Health	The Industrial	The Materials	The Technology	The Utilities
	Select Sector	Select Sector	Select Sector	Select Sector	Care Select Sector	Select Sector	Select Sector	Select Sector	Select Sector
	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund

INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$37,567,967 *	$117,927,011	$139,264,869	$98,206,089	$71,211,442	$78,308,335	$52,564,374 *	$106,105,487	$189,848,678
Dividend income — affiliated issuers (Note 2)	7,952	11,343	23,298	1,053,491	10,956	14,427	10,772	34,455	22,465
Affiliated securities lending income — net (Note 3 and Note 7)	624,417	184,856	404,387	790,401	111,826	214,148	241,228	638,299	375,306

TOTAL INVESTMENT INCOME	38,200,336	118,123,210	139,692,554	100,049,981	71,334,224	78,536,910	52,816,374	106,778,241	190,246,449

EXPENSES
License fees (Note 3)	1,300,588	2,221,374	5,034,423	4,067,492	1,916,687	2,126,481	1,395,854	3,886,949	2,540,476
Distribution fees (Note 3)	1,205,592	2,060,055	4,665,835	3,769,008	1,777,014	1,970,949	1,293,671	3,603,481	2,355,597
Advisory fees (Note 3)	934,066	1,593,188	3,610,696	2,920,218	1,373,607	1,526,805	1,002,212	2,785,574	1,823,972
Administrator, custodian and transfer agent fees (Note 3)	541,328	921,228	2,082,025	1,688,046	793,241	882,187	581,581	1,607,450	1,057,470
Printing and postage expenses	100,588	164,583	394,342	317,681	140,771	167,956	110,005	296,582	188,342
Professional fees	26,025	41,471	98,621	73,454	32,210	43,746	28,033	77,497	50,271
SEC registration expenses	40,281	68,403	156,786	125,731	58,829	66,163	43,363	120,590	77,721
Trustees’ fees (Note 3)	25,267	39,467	94,558	83,207	34,642	41,200	27,570	70,207	47,848
Insurance expense	13,311	21,168	59,666	61,247	20,271	21,315	17,155	41,720	26,769
Miscellaneous expenses	21,326	32,750	55,358	63,029	28,251	33,583	22,699	46,202	37,558

TOTAL EXPENSES BEFORE WAIVERS	4,208,372	7,163,687	16,252,310	13,169,113	6,175,523	6,880,385	4,522,143	12,536,252	8,206,024

Fees waived by administrator, custodian and transfer agent (Note 3)	(32,902)	(56,221)	(127,335)	(102,860)	(48,497)	(53,789)	(35,306)	(98,343)	(64,287)

NET EXPENSES	4,175,470	7,107,466	16,124,975	13,066,253	6,127,026	6,826,596	4,486,837	12,437,909	8,141,737

NET INVESTMENT INCOME	34,024,866	111,015,744	123,567,579	86,983,728	65,207,198	71,710,314	48,329,537	94,340,332	182,104,712

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	347,139,509	261,720,302	1,282,567,646	(95,687,537)	120,890,129	312,582,675	229,583,286	351,073,420	103,865,455
Investment transactions — affiliated issuers (Note 3)	—	—	—	(4,598,439)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(274,747,800)	(122,298,477)	(932,889,994)	(1,185,350,103)	(118,595,727)	(537,369,356)	(399,513,274)	(416,487,828)	214,330,551
Investment transactions — affiliated issuers (Note 3)	—	—	—	(8,428,220)	—	—	—	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	72,391,709	139,421,825	349,677,652	(1,294,064,299)	2,294,402	(224,786,681)	(169,929,988)	(65,414,408)	318,196,006

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$106,416,575	$250,437,569	$473,245,231	$(1,207,080,571)	$67,501,600	$(153,076,367)	$(121,600,451)	$28,925,924	$500,300,718

*	Dividend income on securities of unaffiliated issuers reflects receipt of special dividends from portfolio holdings in the amount of $3,212,707 and $5,619,821, respectively.

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	The Consumer Discretionary		The Consumer Staples		The Energy		The Financial		The Health Care
	Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund
	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$34,024,866	$23,415,762	$111,015,744	$75,030,237	$123,567,579	$105,620,281	$86,983,728	$64,666,487	$65,207,198	$50,871,117
Net realized gain (loss) on investment transactions	347,139,509	181,724,989	261,720,302	78,779,516	1,282,567,646	202,206,694	(100,285,976)	1,405,865,395	120,890,129	117,616,368
Net change in unrealized appreciation (depreciation) on investments	(274,747,800)	114,945,672	(122,298,477)	141,824,426	(932,889,994)	31,402,721	(1,193,778,323)	(1,754,474,330)	(118,595,727)	21,588,504

Net increase (decrease) in net assets resulting from operations	106,416,575	320,086,423	250,437,569	295,634,179	473,245,231	339,229,696	(1,207,080,571)	(283,942,448)	67,501,600	190,075,989

Net equalization credits and charges	(1,374,615)	(5,150,340)	6,334,999	(4,040,776)	672,208	(6,416,062)	(6,391,060)	(2,787,690)	(2,524,097)	(1,485,551)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(37,879,218)	(18,180,345)	(114,041,329)	(68,230,784)	(134,574,321)	(99,524,372)	(87,226,205)	(62,836,724)	(68,486,044)	(48,977,135)

FROM SELECT SECTOR SPDR SHARE TRANSACTIONS:
Proceeds from sale of shares	8,090,841,835	6,841,360,976	7,361,693,347	8,412,080,751	25,997,518,124	17,310,969,196	24,964,537,841	25,449,983,064	8,931,934,237	8,561,923,574
Cost of shares repurchased	(8,100,586,767)	(6,691,115,011)	(5,621,025,421)	(7,270,300,974)	(26,736,437,090)	(16,092,584,368)	(24,744,758,917)	(27,218,542,250)	(7,518,842,554)	(7,984,944,681)
Net income equalization (Note 2)	1,374,615	5,150,340	(6,334,999)	4,040,776	(672,208)	6,416,062	6,391,060	2,787,690	2,524,097	1,485,551

Net increase (decrease) in net assets from SPDR share transactions (Note 4)	(8,370,317)	155,396,305	1,734,332,927	1,145,820,553	(739,591,174)	1,224,800,890	226,169,984	(1,765,771,496)	1,415,615,780	578,464,444

Net increase (decrease) in net assets during period	58,792,425	452,152,043	1,877,064,166	1,369,183,172	(400,248,056)	1,458,090,152	(1,074,527,852)	(2,115,338,358)	1,412,107,239	718,077,747
Net assets at beginning of period	1,720,446,925	1,268,294,882	3,254,544,446	1,885,361,274	6,677,087,737	5,218,997,585	5,378,774,247	7,494,112,605	2,697,670,017	1,979,592,270

NET ASSETS END OF PERIOD (1)	$1,779,239,350	$1,720,446,925	$5,131,608,612	$3,254,544,446	$6,276,839,681	$6,677,087,737	$4,304,246,395	$5,378,774,247	$4,109,777,256	$2,697,670,017

SELECT SECTOR SPDR SHARES:
Shares sold	214,100,000	220,050,000	243,850,000	313,150,000	367,300,000	308,650,000	1,663,550,000	1,709,050,000	269,000,000	283,000,000
Shares redeemed	(214,550,000)	(214,750,000)	(187,450,000)	(270,400,000)	(379,200,000)	(286,250,000)	(1,673,900,000)	(1,835,800,000)	(228,000,000)	(263,450,000)

Net increase (decrease)	(450,000)	5,300,000	56,400,000	42,750,000	(11,900,000)	22,400,000	(10,350,000)	(126,750,000)	41,000,000	19,550,000

(1) Including undistributed (distribution in excess of) net investment income	$—	$5,597,608	$3,691,379	$12,890,523	$—	$10,401,165	$1,415,257	$—	$—	$6,368,937

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	The Industrial		The Materials		The Technology		The Utilities
	Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund
	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$71,710,314	$53,392,175	$48,329,537	$60,280,205	$94,340,332	$61,052,059	$182,104,712	$137,854,645
Net realized gain (loss) on investment transactions	312,582,675	182,659,302	229,583,286	8,631,922	351,073,420	363,605,233	103,865,455	(12,414,945)
Net change in unrealized appreciation (depreciation) on investments	(537,369,356)	126,340,343	(399,513,274)	63,746,633	(416,487,828)	(50,168,912)	214,330,551	191,904,115

Net increase (decrease) in net assets resulting from operations	(153,076,367)	362,391,820	(121,600,451)	132,658,760	28,925,924	374,488,380	500,300,718	317,343,815

Net equalization credits and charges	(67,986)	(4,225,424)	(4,398,194)	(7,403,155)	2,133,243	(2,486,809)	11,752,247	930,361

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(71,477,864)	(48,881,772)	(52,262,870)	(51,927,379)	(97,279,895)	(58,440,127)	(190,693,028)	(136,689,541)

FROM SELECT SECTOR SPDR SHARE TRANSACTIONS:
Proceeds from sale of shares	12,760,825,519	12,163,210,765	10,064,644,421	8,321,679,557	7,720,612,499	9,388,308,859	6,403,397,809	7,173,181,952
Cost of shares repurchased	(13,094,623,434)	(11,567,575,681)	(10,343,580,534)	(8,031,479,283)	(5,451,137,621)	(9,195,720,218)	(4,188,157,197)	(5,699,786,534)
Net income equalization (Note 2)	67,986	4,225,424	4,398,194	7,403,155	(2,133,243)	2,486,809	(11,752,247)	(930,361)

Net increase (decrease) in net assets from SPDR share transactions (Note 4)	(333,729,929)	599,860,508	(274,537,919)	297,603,429	2,267,341,635	195,075,450	2,203,488,365	1,472,465,057

Net increase (decrease) in net assets during period	(558,352,146)	909,145,132	(452,799,434)	370,931,655	2,201,120,907	508,636,894	2,524,848,302	1,654,049,692
Net assets at beginning of period	2,919,437,867	2,010,292,735	2,095,985,586	1,725,053,931	4,362,802,360	3,854,165,466	4,116,774,469	2,462,724,777

NET ASSETS END OF PERIOD (1)	$2,361,085,721	$2,919,437,867	$1,643,186,152	$2,095,985,586	$6,563,923,267	$4,362,802,360	$6,641,622,771	$4,116,774,469

SELECT SECTOR SPDR SHARES:
Shares sold	365,850,000	409,700,000	273,150,000	258,450,000	307,700,000	423,450,000	196,750,000	236,800,000
Shares redeemed	(378,400,000)	(392,550,000)	(281,100,000)	(250,250,000)	(218,950,000)	(418,800,000)	(130,350,000)	(189,650,000)

Net increase (decrease)	(12,550,000)	17,150,000	(7,950,000)	8,200,000	88,750,000	4,650,000	66,400,000	47,150,000

(1) Including undistributed (distribution in excess of) net investment income	$3,627,332	$5,940,248	$5,261,406	$11,294,739	$—	$2,611,924	$—	$5,411,603

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Consumer Discretionary Select Sector SPDR Fund
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	9/30/11		9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$33.44		$27.48	$28.05	$36.74	$34.95

Income (loss) from investment operations:
Net investment income	0.58	(1)(2)	0.44 (1)	0.45 (1)	0.46 (1)	0.37
Net realized and unrealized gain (loss) (3)	1.49		6.05	(0.51)	(8.57)	1.80

Total from investment operations	2.07		6.49	(0.06)	(8.11)	2.17

Net equalization credits and charges (1)	(0.02)		(0.10)	(0.06)	(0.09)	(0.03)

Distributions to shareholders from:
Net investment income	(0.61)		(0.43)	(0.45)	(0.49)	(0.35)

Net asset value, end of period	$34.88		$33.44	$27.48	$28.05	$36.74

Total return (4)	6.00	%(2)	23.39%	(0.04)%	(22.39)%	6.07%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$1,779,239		$1,720,447	$1,268,295	$995,833	$729,341
Ratio of expenses to average net assets	0.19%		0.20%	0.22%	0.22%	0.23%
Ratio of expenses to average net assets before waivers	0.19%		0.20%	0.22%	0.22%	0.23%
Ratio of net investment income (loss) to average net assets	1.52	%(2)	1.42%	1.99%	1.44%	0.93%
Portfolio turnover rate (5)	6.76%		8.29%	4.21%	8.56%	5.65%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average assets reflects receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.05 per share and 0.14% of average net assets. If the special dividends were not received during the year ended September 30, 2011, the total return would have been 5.81%.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Consumer Staples Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$27.88	$25.49	$27.42	$27.94	$25.34

Income (loss) from investment operations:
Net investment income	0.88 (1)	0.80 (1)	0.71 (1)	0.59	0.59
Net realized and unrealized gain (loss) (2)	1.69	2.39	(1.91)	(0.53)	2.60

Total from investment operations	2.57	3.19	(1.20)	0.06	3.19

Net equalization credits and charges (1)	0.05	(0.04)	(0.05)	0.02	(0.01)

Distributions to shareholders from:
Net investment income	(0.86)	(0.76)	(0.68)	(0.60)	(0.58)

Net asset value, end of period	$29.64	$27.88	$25.49	$27.42	$27.94

Total return (3)	9.38%	12.50%	(4.37)%	0.28%	12.69%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$5,131,609	$3,254,544	$1,885,361	$2,916,858	$2,090,505
Ratio of expenses to average net assets	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of expenses to average net assets before waivers	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of net investment income (loss) to average net assets	2.91%	2.95%	3.05%	2.22%	2.18%
Portfolio turnover rate (4)	3.64%	5.07%	14.41%	3.20%	5.76%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Energy Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$56.05	$53.96	$63.87	$74.99	$53.48

Income (loss) from investment operations:
Net investment income	1.01 (1)	1.01 (1)	0.96 (1)	0.93	0.78
Net realized and unrealized gain (loss) (2)	2.55	2.15	(9.85)	(11.07)	21.49

Total from investment operations	3.56	3.16	(8.89)	(10.14)	22.27

Net equalization credits and charges (1)	0.01	(0.06)	(0.05)	(0.13)	0.01

Distributions to shareholders from:
Net investment income	(1.08)	(1.01)	(0.97)	(0.85)	(0.77)

Net asset value, end of period	$58.54	$56.05	$53.96	$63.87	$74.99

Total return (3)	6.07%	5.80%	(13.81)%	(13.87)%	41.87%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$6,276,840	$6,677,088	$5,218,998	$6,617,777	$4,882,544
Ratio of expenses to average net assets	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of expenses to average net assets before waivers	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of net investment income (loss) to average net assets	1.43%	1.80%	1.98%	1.08%	1.19%
Portfolio turnover rate (4)	3.48%	7.68%	24.39%	6.87%	7.00%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Financial Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$14.35	$14.94	$20.09	$34.28	$34.64

Income (loss) from investment operations:
Net investment income	0.19 (1)	0.15 (1)	0.35 (1)	0.86	0.84 (1)
Net realized and unrealized gain (loss) (2)	(2.52)	(0.58)	(5.12)	(14.48)	(0.53)

Total from investment operations	(2.33)	(0.43)	(4.77)	(13.62)	0.31

Net equalization credits and charges (1)	(0.01)	(0.01)	0.00 (3)	0.28	0.22

Distributions to shareholders from:
Net investment income	(0.20)	(0.15)	(0.38)	(0.85)	(0.89)

Net asset value, end of period	$11.81	$14.35	$14.94	$20.09	$34.28

Total return (4)	(16.57)%	(2.95)%	(23.21)%	(39.24)%	1.41%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$4,304,246	$5,378,774	$7,494,113	$11,898,718	$2,831,956
Ratio of expenses to average net assets	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of expenses to average net assets before waivers	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of net investment income (loss) to average net assets	1.25%	1.01%	2.95%	3.20%	2.35%
Portfolio turnover rate (5)	7.07%	15.57%	16.74%	18.24%	14.57%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Health Care Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$30.49	$28.72	$30.43	$35.41	$33.17

Income (loss) from investment operations:
Net investment income (1)	0.66	0.59	0.58	0.55	0.56
Net realized and unrealized gain (loss) (2)	1.28	1.78	(1.69)	(4.97)	2.27

Total from investment operations	1.94	2.37	(1.11)	(4.42)	2.83

Net equalization credits and charges (1)	(0.03)	(0.02)	(0.04)	(0.01)	(0.03)

Distributions to shareholders from:
Net investment income	(0.66)	(0.58)	(0.56)	(0.55)	(0.56)

Net asset value, end of period	$31.74	$30.49	$28.72	$30.43	$35.41

Total return (3)	6.19%	8.21%	(3.58)%	(12.55)%	8.49%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$4,109,777	$2,697,670	$1,979,592	$2,377,145	$2,075,363
Ratio of expenses to average net assets	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of expenses to average net assets before waivers	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of net investment income (loss) to average net assets	1.98%	1.96%	2.22%	1.68%	1.64%
Portfolio turnover rate (4)	6.99%	4.38%	5.61%	3.69%	10.15%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Industrial Select Sector SPDR Fund
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	9/30/11		9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$31.28		$26.39	$30.66	$40.92	$33.35

Income (loss) from investment operations:
Net investment income (1)	0.69		0.60	0.67	0.69	0.63
Net realized and unrealized gain (loss) (2)	(2.05)		4.93	(4.25)	(10.21)	7.60

Total from investment operations	(1.36)		5.53	(3.58)	(9.52)	8.23

Net equalization credits and charges (1)	(0.00	)(3)	(0.05)	(0.01)	(0.05)	0.00 (3)

Distributions to shareholders from:
Net investment income	(0.69)		(0.59)	(0.68)	(0.69)	(0.66)

Net asset value, end of period	$29.23		$31.28	$26.39	$30.66	$40.92

Total return (4)	(4.67)%		20.94%	(11.25)%	(23.55)%	24.88%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$2,361,086		$2,919,438	$2,010,293	$1,663,838	$1,989,147
Ratio of expenses to average net assets	0.19%		0.20%	0.22%	0.22%	0.23%
Ratio of expenses to average net assets before waivers	0.19%		0.20%	0.22%	0.22%	0.23%
Ratio of net investment income (loss) to average net assets	1.96%		2.04%	2.96%	1.85%	1.69%
Portfolio turnover rate (5)	4.01%		8.82%	9.51%	4.27%	7.12%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Materials Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$32.79	$30.96	$33.10	$42.15	$31.67

Income (loss) from investment operations:
Net investment income (1)	0.76 (2)	1.08 (3)	0.64	0.94	0.85
Net realized and unrealized gain (loss) (4)	(3.30)	1.93	(2.05)	(8.78)	10.46

Total from investment operations	(2.54)	3.01	(1.41)	(7.84)	11.31

Net equalization credits and charges (1)	(0.07)	(0.13)	(0.05)	(0.28)	(0.03)

Distributions to shareholders from:
Net investment income	(0.82)	(1.05)	(0.68)	(0.93)	(0.80)

Net asset value, end of period	$29.36	$32.79	$30.96	$33.10	$42.15

Total return (5)	(8.45)%	9.39%	(3.85)%	(19.58)%	35.97%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$1,643,186	$2,095,986	$1,725,054	$1,395,939	$1,724,848
Ratio of expenses to average net assets	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of expenses to average net assets before waivers	0.19%	0.21%	0.22%	0.22%	0.23%
Ratio of net investment income (loss) to average net assets	2.02%	3.35%	2.54%	2.27%	2.26%
Portfolio turnover rate (6)	13.86%	13.98%	35.67%	12.03%	8.94%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average assets reflects receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.09 per share and 0.23% of average net assets. If the special dividends were not received during the year ended September 30, 2011, the total return would have been (8.77)%.
(3)	Net investment income per share and the ratio of net investment income to average net assets reflect a special one time dividend from a portfolio holding (Weyerhauser Co.). The resulting increase to net investment income amounted to $0.52 per share and 1.61% of average net assets.
(4)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(5)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(6)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Technology Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$23.02	$20.84	$19.83	$27.00	$21.99

Income (loss) from investment operations:
Net investment income	0.36 (1)	0.32 (1)	0.30 (1)	0.27 (1)	0.20
Net realized and unrealized gain (loss) (2)	0.57	2.18	1.01	(7.16)	5.02

Total from investment operations	0.93	2.50	1.31	(6.89)	5.22

Net equalization credits and charges (1)	0.01	(0.01)	0.02	(0.01)	0.00 (3)

Distributions to shareholders from:
Net investment income	(0.37)	(0.31)	(0.32)	(0.27)	(0.21)

Net asset value, end of period	$23.59	$23.02	$20.84	$19.83	$27.00

Total return (4)	3.97%	11.97%	7.01%	(25.68)%	23.79%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$6,563,923	$4,362,802	$3,854,165	$2,436,742	$2,726,921
Ratio of expenses to average net assets	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of expenses to average net assets before waivers	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of net investment income (loss) to average net assets	1.41%	1.43%	1.75%	1.12%	0.85%
Portfolio turnover rate (5)	4.95%	4.77%	7.38%	9.31%	12.83%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Utilities Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/11	9/30/10	9/30/09	9/30/08	9/30/07

Net asset value, beginning of period	$31.38	$29.31	$33.11	$39.90	$33.97

Income (loss) from investment operations:
Net investment income (1)	1.35	1.28	1.25	1.19	1.10
Net realized and unrealized gain (loss) (2)	2.15	2.05	(3.80)	(6.63)	6.06

Total from investment operations	3.50	3.33	(2.55)	(5.44)	7.16

Net equalization credits and charges (1)	0.09	0.01	0.01	(0.15)	(0.13)

Distributions to shareholders from:
Net investment income	(1.35)	(1.27)	(1.26)	(1.20)	(1.10)

Net asset value, end of period	$33.62	$31.38	$29.31	$33.11	$39.90

Total return (3)	11.63%	11.64%	(7.43)%	(14.39)%	20.83%

Ratios and supplemental data:
Net assets, end of period (in 000’s)	$6,641,623	$4,116,774	$2,462,725	$2,218,518	$2,734,750
Ratio of expenses to average net assets	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of expenses to average net assets before waivers	0.19%	0.20%	0.22%	0.22%	0.23%
Ratio of net investment income (loss) to average net assets	4.17%	4.25%	4.49%	2.97%	2.85%
Portfolio turnover rate (4)	3.20%	10.84%	9.63%	3.83%	9.80%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2011

1.	Organization

The Select Sector SPDR Trust (the “Trust”) was organized in the Commonwealth of Massachusetts on June 10, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in a particular sector or group of industries that are represented by a specified market sector index (each a “Select Sector Index”). Each of the nine Select Sector Indices represents a basket of equity securities of public companies that are components of the S&P 500. The Trust is comprised of the following Series: The Consumer Discretionary Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Health Care Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Materials Select Sector SPDR Fund, The Technology Select Sector SPDR Fund and The Utilities Select Sector SPDR Fund (each a “Fund” or “Select Sector SPDR Fund” and collectively the “Funds” or “Select Sector SPDR Funds”). Each Fund operates as a non-diversified investment company. The investment objective of each Fund is to provide investment results that, before expenses and fees, correspond generally to the price and yield performance of a specific Select Sector Index.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Each Fund’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investments will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of each Fund’s shares will decline, more or less, in correlation with any decline in the value of the relevant Select Sector Index. The values of equity securities could decline generally or could underperform other investments. Generally, a Fund will not sell an equity security because the security’s issuer is in financial trouble, unless that security is removed from the relevant Select Sector Index. Each of the Select Sector SPDR Funds concentrates its investments in certain industries, subjecting them to greater risk than funds that invest in a wider range of industries.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. These financial statements are presented in United States Dollars.

Security Valuation

The value of each Fund’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the “Board”) believes will better reflect fair

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

value in accordance with the Trust’s valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the “Committee”). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Funds continue to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides funds the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s respective Select Sector Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s respective Select Sector Index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Funds’ investments by industry. The Funds did not hold any investments valued using Level 2 or Level 3 inputs as of September 30, 2011.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Trustees’ fees and other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

Distributions

Each Fund declares and distributes dividends from net investment income to its shareholders quarterly. Each Fund declares and distributes net realized capital gains, if any, at least annually.

Equalization

The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Select Sector SPDR shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Select Sector SPDR shares. Amounts related to Equalization can be found on the Statements of Changes.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of nonreclaimable foreign tax withholdings on the ex-dividend date.

Subsequent Events

Events or transactions occurring after the year end through the date the financial statements were issued have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure or adjustment.

Federal Income Tax

Each Fund has qualified and intends to continue to qualify for and elect treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for tax equalization, in-kind transactions, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales. Net investment income per share calculations in the Financial Highlights for all years presented exclude these differences.

The Funds have reviewed the tax positions for the open tax years as of September 30, 2011 and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

For the year ended September 30, 2011, the Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (See Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

Net Gain (Loss)
Reclassified to
Paid in Capital

Consumer Discretionary Select Sector SPDR Fund	$378,407,250
Consumer Staples Select Sector SPDR Fund	268,671,035
Energy Select Sector SPDR Fund	1,311,092,779
Financial Select Sector SPDR Fund	(36,156,705)
Health Care Sector SPDR Fund	159,978,902
Industrial Select Sector SPDR Fund	352,479,705
Materials Select Sector SPDR Fund	303,354,120
Technology Select Sector SPDR Fund	426,105,499
Utilities Select Sector SPDR Fund	137,276,125

At September 30, 2011, the Funds had the following capital loss carryforwards, which may be utilized to offset any net realized capital gains, expiring September 30:

	2012	2013	2014	2015	2016	2017	2018	2019

Consumer Discretionary Select Sector SPDR Fund	$2,502,233	$997,052	$9,450,752	$7,544,551	$4,343,910	$17,652,701	$44,152,294	$41,068,081
Consumer Staples Select Sector SPDR Fund	23,758,907	799,804	23,679,427	175,734	2,872,408	—	3,835,906	7,952,209
Energy Select Sector SPDR Fund	6,684,065	821,860	50,406	94,186,580	16,887,031	46,397,013	932,038,288	120,300,080
Financial Select Sector SPDR Fund	8,078,713	4,176,362	9,961,554	10,349,660	41,633,377	423,127,850	90,041,088	5,257,095
Health Care Select Sector SPDR Fund	1,306,855	6,333,060	7,166,786	3,362,549	1,330,406	21,726,896	29,635,140	22,933,364
Industrial Select Sector SPDR Fund	6,331,812	1,389,592	4,968,985	7,287,655	5,756,566	15,013,076	80,582,108	27,687,839
Materials Select Sector SPDR Fund	2,359,563	1,867,693	3,631,452	400,900	2,396,678	34,304,196	254,329,658	159,773,879
Technology Select Sector SPDR Fund	123,285,364	9,613,457	52,407,581	149,073,403	64,942,837	121,713,434	135,090,209	61,133,352
Utilities Select Sector SPDR Fund	15,559,181	400,327	2,962,529	4,942,581	—	23,780,627	83,031,840	104,752,494

During the tax year ended September 30, 2011, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

Consumer Discretionary Select Sector SPDR Fund	$—	$13,927,450
Consumer Staples Select Sector SPDR Fund	—	53,558,106
Energy Select Sector SPDR Fund	—	65,879,072
Financial Select Sector SPDR Fund	—	19,148,460
Health Care Select Sector SPDR Fund	—	17,808,907
Industrial Select Sector SPDR Fund	—	29,450,669
Materials Select Sector SPDR Fund	—	6,349,204
Technology Select Sector SPDR Fund	—	305,114,554
Utilities Select Sector SPDR Fund	—	18,897,010

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

Under current tax laws, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds incurred the following losses during the period November 1, 2010 through September 30, 2011 that have been deferred for tax purposes until fiscal year 2012:

Deferred Losses

Consumer Discretionary Select Sector SPDR Fund	$29,550,446
Consumer Staples Select Sector SPDR Fund	12,312,537
Energy Select Sector SPDR Fund	57,439,838
Financial Select Sector SPDR Fund	62,221,936
Health Care Select Sector SPDR Fund	37,695,399
Industrial Select Sector SPDR Fund	39,764,492
Materials Select Sector SPDR Fund	82,397,307
Technology Select Sector SPDR Fund	85,749,517
Utilities Select Sector SPDR Fund	43,316,677

For the year ended September 30, 2011, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended September 30, 2011, were as follows:

		Long-Term
	Ordinary Income	Capital Gain

Consumer Discretionary Select Sector SPDR Fund	$37,879,218	$—
Consumer Staples Select Sector SPDR Fund	114,041,329	—
Energy Select Sector SPDR Fund	134,574,321	—
Financial Select Sector SPDR Fund	87,226,205	—
Health Care Select Sector SPDR Fund	68,486,044	—
Industrial Select Sector SPDR Fund	71,477,864	—
Materials Select Sector SPDR Fund	52,262,870	—
Technology Select Sector SPDR Fund	97,279,895	—
Utilities Select Sector SPDR Fund	190,693,028	—

The tax character of distributions paid during the year ended September 30, 2010, were as follows:

		Long-Term
	Ordinary Income	Capital Gain

Consumer Discretionary Select Sector SPDR Fund	$18,180,345	$—
Consumer Staples Select Sector SPDR Fund	68,230,784	—
Energy Select Sector SPDR Fund	99,524,372	—
Financial Select Sector SPDR Fund	62,836,724	—
Health Care Select Sector SPDR Fund	48,977,135	—
Industrial Select Sector SPDR Fund	48,881,772	—
Materials Select Sector SPDR Fund	51,927,379	—
Technology Select Sector SPDR Fund	58,440,127	—
Utilities Select Sector SPDR Fund	136,689,541	—

There were no significant differences between the book basis and the tax basis components of net assets other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary Income	Long-Term	Appreciation
		Capital Gain	(Depreciation)

Consumer Discretionary Select Sector SPDR Fund	$—	$—	$(396,285,874)
Consumer Staples Select Sector SPDR Fund	3,691,379	—	(337,050,384)
Energy Select Sector SPDR Fund	—	—	(2,312,718,116)
Financial Select Sector SPDR Fund	1,415,257	—	(1,856,359,575)
Health Care Select Sector SPDR Fund	—	—	(691,679,469)
Industrial Select Sector SPDR Fund	3,627,332	—	(949,576,168)
Materials Select Sector SPDR Fund	5,261,406	—	(562,214,662)
Technology Select Sector SPDR Fund	—	—	(937,505,067)
Utilities Select Sector SPDR Fund	—	—	(255,178,199)

3.	Related Party Fees and Transactions

Adviser Fees

The Trust, on behalf of each Fund, has entered into an investment advisory agreement (“Investment Advisory Agreement” or “Agreement”) with SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”). As compensation for the services provided to each Fund under its Investment Advisory Agreement, each Fund pays the Adviser a fee accrued daily and paid monthly. The advisory fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based on the relative net assets of each Fund. As of February 1, 2011, the advisory fee is a sliding fee scale calculated as follows: (i) 0.05% of average daily net assets of the Trust up to the first $12.5 billion of net assets; (ii) 0.04% of average daily net assets of the Trust up to the next $17.5 billion of net assets; (iii) 0.035% of average daily net assets of the Trust up to the next $20.0 billion of net assets; and (iv) 0.03% of average daily net assets on the remainder of net assets. Prior to February 1, 2011, the advisory fee was a sliding scale fee calculated as follows: (i) 0.05% of average daily net assets of the Trust up to the first $12.5 billion of net assets and (ii) 0.04% on the remainder of net assets. From time to time, the Adviser may waive all or a portion of its fees. The Adviser did not waive any of its fees in the current period.

Unitary Fee

A “unitary” fee is paid by each Fund to State Street Bank and Trust Company (“State Street”) for the Administration, Custody and Transfer Agency services it provides to the Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. As of February 1, 2011, the unitary fee is a sliding scale fee calculated as follows: (i) 0.07% of average daily net assets of the Trust up to the first $4.5 billion of net assets; (ii) 0.05% of average daily net assets of the next $4.5 billion of net assets of the Trust; (iii) 0.03% of average daily net assets of the next $3.5 billion of net assets of the Trust; (iv) 0.015% of average daily net assets of the next $10.0 billion of net assets of the Trust; and (v) 0.01% of average daily net assets on the remainder of net assets (0.0075% effective February 1, 2012). Prior to February 1, 2011, the unitary fee was a sliding scale fee calculated as follows: (i) 0.07% of average daily net assets of the Trust up to the first $4.5 billion of net assets; (ii) 0.05% of average daily net assets of the next $4.5 billion of net assets of the Trust; (iii) 0.03% of average daily net assets of the next $3.5 billion of net assets of the Trust; and (iv) 0.015% of average daily net assets on the remainder of net assets. As of February 1, 2011, State Street has voluntarily undertaken to waive 0.0025% of its unitary fee on net assets of the Trust over $22.5 billion through January 31, 2012. Prior to February 1, 2011, State Street had voluntarily undertaken to waive 0.005% of its unitary fee on net assets of the Trust over $22.5 billion. State Street has not entered into an agreement with the Trust to recapture waived fees in subsequent periods.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

The waiver amounts for each Fund’s allocation of the unitary fee for the year ended September 30, 2011 were as follows:

Waiver Amount

Consumer Discretionary Select Sector SPDR Fund	$32,902
Consumer Staples Select Sector SPDR Fund	56,221
Energy Select Sector SPDR Fund	127,335
Financial Select Sector SPDR Fund	102,860
Health Care Select Sector SPDR Fund	48,497
Industrial Select Sector SPDR Fund	53,789
Materials Select Sector SPDR Fund	35,306
Technology Select Sector SPDR Fund	98,343
Utilities Select Sector SPDR Fund	64,287

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Prime Portfolio”) for which SSgA FM serves as investment adviser. Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 7 for additional information regarding securities lending.

For the year ended September 30, 2011, State Street earned securities lending agent fees as follows:

Securities Lending
Agent Fees

Consumer Discretionary Select Sector SPDR Fund	$110,180
Consumer Staples Select Sector SPDR Fund	32,621
Energy Select Sector SPDR Fund	71,355
Financial Select Sector SPDR Fund	139,477
Health Care Select Sector SPDR Fund	19,733
Industrial Select Sector SPDR Fund	37,789
Materials Select Sector SPDR Fund	42,566
Technology Select Sector SPDR Fund	112,638
Utilities Select Sector SPDR Fund	66,222

Distributor

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay fees, including fees to the Distributor, at an annualized rate of 0.25% of the average daily net assets of the Fund. The Board has limited each Fund’s 12b-1 fee to 0.054% of each Fund’s average daily net assets through January 31, 2012, and 0.050% of average daily net assets from February 1, 2012, through at least January 31, 2013.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

Trustees’ Fees

The Trust pays each Trustee who is not an “interested person” of the Trust within the meaning of the 1940 Act (each an “Independent Trustee” and collectively, the “Independent Trustees”) an annual fee of $72,000 plus a per meeting fee of $5,000 for scheduled quarterly meetings of the Board attended by the Trustee and $1,500 for each special telephonic meeting, if applicable. The Chairman of the Board receives an additional fee of $20,000 per year. Independent Trustees who serve on the Trust’s Audit Committee (“Audit Committee”) also receive $2,500 per Audit Committee meeting attended. The Audit Committee Chairperson receives an additional fee of $4,000 per year. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings.

Additional Expenses

Standard and Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies (“S&P”), NYSE Arca, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) have entered into a license agreement with respect to each Select Sector Index. The Trust has entered into a sub-license agreement whereby the Trust agrees to pay a sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000 (the “Minimum Annual Fee”), and (ii) to Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust up to $35 billion, 0.02% of the aggregate net assets of the Trust from $35 billion up to and including $50 billion and 0.01% on the remainder of net assets of the Trust. The fees to S&P and Merrill Lynch are payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of each Fund.

Transactions with Affiliated Issuers

The Financial Select Sector SPDR Fund has invested in an affiliated company, State Street Corp. Amounts relating to this investment at September 30, 2011, and for the period then ended are:

Number of							Number of
Shares Held	Cost at	Value at	Purchased		Sold		Shares Held	Value at	Dividend	Realized
at 9/30/10	9/30/10	9/30/10	Cost	Shares	Proceeds	Shares	at 9/30/11	9/30/11	Income	Gain/(Loss)

1,666,585	$75,439,387	$62,763,591	$184,391,141	4,280,669	$184,420,130	4,401,609	1,545,645	$49,707,943	$1,040,700	$(4,598,439)

Each Fund may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund — Institutional Class (“Liquid Reserves Fund”), a series of State Street Institutional Investment Trust. The Liquid Reserves Fund is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the State Street Money Market Portfolio (“Master Portfolio”). The Liquid Reserves Fund does not pay an investment advisory fee to the Adviser, but the Master Portfolio in which it invests pays an investment advisory fee to the Adviser. The Liquid Reserves Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by a Fund from affiliated money market funds are recorded as dividend income on securities of affiliated issuers in the accompanying Statements of Operations. In addition, cash collateral from lending activities is invested in Prime Portfolio, for which SSgA FM serves as the investment adviser.

Amounts related to investments in Prime Portfolio and/or Liquid Reserves Fund at September 30, 2011 and for the year then ended are:

	Value at	Purchased		Sold		Value at
Prime Portfolio	9/30/10	Cost	Shares	Proceeds	Shares	9/30/11	Income

Consumer Discretionary Select Sector SPDR Fund	$85,033,032	$1,265,317,632	1,265,317,632	$1,253,458,047	1,253,458,047	$96,892,617	$585,100
Consumer Staples Select Sector SPDR Fund	60,577,909	1,718,313,591	1,718,313,591	1,636,401,946	1,636,401,946	142,489,554	182,608
Energy Select Sector SPDR Fund	140,985,855	2,669,474,581	2,669,474,581	2,710,289,688	2,710,289,688	100,170,748	403,348
Financial Select Sector SPDR Fund	146,608,012	2,224,897,710	2,224,897,710	2,227,209,506	2,227,209,506	144,296,216	786,585
Health Care Select Sector SPDR Fund	42,959,573	1,313,318,853	1,313,318,853	1,264,496,588	1,264,496,588	91,781,838	111,826

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

	Value at	Purchased		Sold		Value at
Prime Portfolio	9/30/10	Cost	Shares	Proceeds	Shares	9/30/11	Income

Industrial Select Sector SPDR Fund	$87,663,997	$1,015,133,948	1,015,133,948	$994,482,120	994,482,120	$108,315,825	$214,148
Materials Select Sector SPDR Fund	119,707,221	1,313,465,075	1,313,465,075	1,332,571,253	1,332,571,253	100,601,043	240,940
Technology Select Sector SPDR Fund	118,590,835	2,480,571,151	2,480,571,151	2,479,701,572	2,479,701,572	119,460,414	636,718
Utilities Select Sector SPDR Fund	454,407,124	2,856,039,404	2,856,039,404	3,146,630,155	3,146,630,155	163,816,373	362,610

	Value at	Purchased		Sold		Value at
Liquid Reserves Fund	9/30/10	Cost	Shares	Proceeds	Shares	9/30/11	Income

Consumer Discretionary Select Sector SPDR Fund	$2,701,851	$69,643,835	69,643,835	$70,798,364	70,798,364	$1,547,322	$7,952
Consumer Staples Select Sector SPDR Fund	2,213,172	240,849,044	240,849,044	236,000,926	236,000,926	7,061,290	11,343
Energy Select Sector SPDR Fund	6,573,284	193,012,761	193,012,761	192,411,467	192,411,467	7,174,578	23,298
Financial Select Sector SPDR Fund	5,160,133	180,375,573	180,375,573	177,069,978	177,069,978	8,465,728	12,791
Health Care Select Sector SPDR Fund	100	111,235,165	111,235,165	107,117,071	107,117,071	4,118,194	10,956
Industrial Select Sector SPDR Fund	3,826,816	117,433,173	117,433,173	117,109,700	117,109,700	4,150,289	14,427
Materials Select Sector SPDR Fund	6,549,899	161,550,588	161,550,588	164,759,665	164,759,665	3,340,822	10,772
Technology Select Sector SPDR Fund	16,628,906	246,072,495	246,072,495	235,908,099	235,908,099	26,793,302	34,455
Utilities Select Sector SPDR Fund	11,764,089	303,302,602	303,302,602	301,369,278	301,369,278	13,697,413	22,465

4.	Shareholder Transactions

Select Sector SPDR Fund shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis only, with a separate cash payment which is equivalent to the undistributed net investment income per share (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees at scheduled amounts ranging from $500 to $2,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Funds’ custodian and are used to defray related expenses.

5.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and depreciation at September 30, 2011 were as follows:

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

Consumer Discretionary Select Sector SPDR Fund	$2,271,037,813	$4,942,775	$401,228,649	$(396,285,874)
Consumer Staples Select Sector SPDR Fund	5,593,309,302	53,308,460	390,358,844	(337,050,384)
Energy Select Sector SPDR Fund	8,687,818,348	—	2,312,718,116	(2,312,718,116)
Financial Select Sector SPDR Fund	6,301,886,846	—	1,856,359,575	(1,856,359,575)
Health Care Select Sector SPDR Fund	4,889,073,837	19,161,662	710,841,131	(691,679,469)
Industrial Select Sector SPDR Fund	3,414,625,140	10,558,561	960,134,729	(949,576,168)
Materials Select Sector SPDR Fund	2,303,864,656	—	562,214,662	(562,214,662)
Technology Select Sector SPDR Fund	7,621,246,630	229,968,983	1,167,474,050	(937,505,067)
Utilities Select Sector SPDR Fund	7,047,172,417	199,466,907	454,645,106	(255,178,199)

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

6.	Investment Transactions

For the year ended September 30, 2011, the Trust had in-kind contributions, in-kind redemptions and in-kind net realized gain as follows:

			Realized
	Contributions	Redemptions	Gain/(Loss)

Consumer Discretionary Select Sector SPDR Fund	$6,138,099,150	$6,149,430,719	$379,621,593
Consumer Staples Select Sector SPDR Fund	5,967,111,097	4,232,858,383	271,674,097
Energy Select Sector SPDR Fund	18,089,270,922	18,832,678,585	1,350,963,147
Financial Select Sector SPDR Fund	15,025,620,655	14,794,233,069	(26,374,243)
Health Care Select Sector SPDR Fund	6,926,883,914	5,516,570,984	181,093,286
Industrial Select Sector SPDR Fund	9,383,607,412	9,717,312,930	353,896,000
Materials Select Sector SPDR Fund	7,733,264,034	8,011,605,763	336,085,768
Technology Select Sector SPDR Fund	5,708,948,042	3,441,341,846	433,539,115
Utilities Select Sector SPDR Fund	4,960,890,811	2,757,420,419	148,061,812

The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes. The table represents the accumulation of the Funds’ daily net shareholder transactions while the Statements of Changes reflects gross shareholder transactions including any income equalization or cash component of the transactions.

For the year ended September 30, 2011, the Trust had purchases and sales of investment securities as follows:

	Purchases	Sales

Consumer Discretionary Select Sector SPDR Fund	$147,309,417	$148,761,302
Consumer Staples Select Sector SPDR Fund	145,128,863	139,485,386
Energy Select Sector SPDR Fund	308,127,109	302,002,449
Financial Select Sector SPDR Fund	480,755,014	493,200,329
Health Care Select Sector SPDR Fund	228,745,044	231,459,796
Industrial Select Sector SPDR Fund	143,807,839	144,893,922
Materials Select Sector SPDR Fund	354,306,907	329,342,566
Technology Select Sector SPDR Fund	365,603,075	326,393,366
Utilities Select Sector SPDR Fund	142,559,936	146,228,682

7.	Securities Lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral held with respect to a loaned security may be temporarily more or less than the value of a security on loan due to market fluctuation of security values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

The market value of securities on loan as of September 30, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

THE SELECT SECTOR SPDR TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2011

To the Trustees and Shareholders of the
The Select Sector SPDR Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the nine funds, listed in footnote 1, (each a “Fund”) comprising the The Select Sector SPDR Trust (the “Trust”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2011

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION
September 30, 2011 (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, distribution (12b-1) fees, administration, custodian and transfer agent fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at April 1, 2011 and held for the six months ended September 30, 2011.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Transaction fees at scheduled amounts ranging from $500 to $2,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. If you buy or sell Select Sector SPDR Fund shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Expenses Paid
	Annualized	Beginning Account	Ending Account	During Period*
	Expense	Value	Value	4/1/11 to
	Ratio	4/1/11	9/30/11	9/30/11

Actual
Consumer Discretionary Select Sector SPDR Fund	0.18%	$1,000	$899.90	$0.86
Consumer Staples Select Sector SPDR Fund	0.18%	$1,000	$1,004.80	$0.90
Energy Select Sector SPDR Fund	0.18%	$1,000	$739.90	$0.79
Financial Select Sector SPDR Fund	0.18%	$1,000	$726.50	$0.78
Health Care Select Sector SPDR Fund	0.18%	$1,000	$969.00	$0.89
Industrial Select Sector SPDR Fund	0.18%	$1,000	$784.30	$0.81
Materials Select Sector SPDR Fund	0.18%	$1,000	$741.80	$0.79
Technology Select Sector SPDR Fund	0.18%	$1,000	$912.50	$0.86
Utilities Select Sector SPDR Fund	0.18%	$1,000	$1,076.10	$0.94

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

				Expenses Paid
	Annualized	Beginning Account	Ending Account	During Period*
	Expense	Value	Value	4/1/11 to
	Ratio	4/1/11	9/30/11	9/30/11

Hypothetical (assuming a 5% return before expenses)
Consumer Discretionary Select Sector SPDR Fund	0.18%	$1,000	$1,024.17	$0.91
Consumer Staples Select Sector SPDR Fund	0.18%	$1,000	$1,024.17	$0.91
Energy Select Sector SPDR Fund	0.18%	$1,000	$1,024.17	$0.91
Financial Select Sector SPDR Fund	0.18%	$1,000	$1,024.17	$0.91
Health Care Select Sector SPDR Fund	0.18%	$1,000	$1,024.17	$0.91
Industrial Select Sector SPDR Fund	0.18%	$1,000	$1,024.17	$0.91
Materials Select Sector SPDR Fund	0.18%	$1,000	$1,024.17	$0.91
Technology Select Sector SPDR Fund	0.18%	$1,000	$1,024.17	$0.91
Utilities Select Sector SPDR Fund	0.18%	$1,000	$1,024.17	$0.91

*	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2011.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage

Consumer Discretionary Select Sector SPDR Fund	95.70%
Consumer Staples Select Sector SPDR Fund	98.86%
Energy Select Sector SPDR Fund	99.12%
Financial Select Sector SPDR Fund	81.45%
Health Care Select Sector SPDR Fund	100.00%
Industrial Select Sector SPDR Fund	96.76%
Materials Select Sector SPDR Fund	95.75%
Technology Select Sector SPDR Fund	100.00%
Utilities Select Sector SPDR Fund	94.39%

For the fiscal year ended September 30, 2011 certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-Sector-ETF (732-8673) or (ii) on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Information regarding how proxies were voted relating to the Funds’ portfolio securities for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number above (toll free) and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.sectorspdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-Sector-ETF (732-8673).

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the net asset value of the Fund during the past calendar year can be found at www.sectorspdrs.com.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Funds	Time Served	5 Years	by Trustee	Held by Trustee

Independent Trustees

GEORGE R. GASPARI P.O. Box 844 124 Island Drive Highland Lakes, NJ 07422 1940	Trustee, Chairman (2-Year Term), Member of the Audit Committee	Unlimited Elected: October 1998	Financial Services Consultant (1996 to present).	9	Director and Member of the Audit Committee, Liberty All-Star Growth Fund, Inc.; Trustee and Member of the Audit Committee, Liberty All-Star Equity Fund.

CHERYL BURGERMEISTER c/o The Select Sector SPDR Trust One Lincoln Street Boston, MA 02111 1951	Trustee; Chair of the Audit Committee	Unlimited Elected: October 1998	Retired; Trustee and Treasurer of Portland Community College Foundation (2001 to present); Finance Committee Member/ Chairman Portland Community College Foundation (January 2001 to present); Active CPA in Oregon.	9	Trustee and Treasurer of Portland Community College Foundation.

ERNEST J. SCALBERG Monterey Institute of International Studies 460 Pierce St. Monterey, CA 93940 1945	Trustee, Member of the Audit Committee	Unlimited Elected: October 1998	Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 to present); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001 to 2009); Director, Adviser or Trustee to numerous non-profit organizations (1974 to present).	9	Director and Member of the Audit and Nominating Committees, TDX Independence Funds, Inc.; Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Funds	Time Served	5 Years	by Trustee	Held by Trustee

R. CHARLES TSCHAMPION CFA Institute 477 Madison Ave. New York, NY 10022 1946	Trustee; Member of the Audit Committee	Unlimited Elected: October 1998	Director, Industry Relations, CFA Institute (2005 to present) Managing Director of Investment Research and Managing Director of Defined Contribution Plans, General Motors Asset Management Corporation (1994 to 2005); Director, India Magnum Fund (1994 to 2005); Trustee of Lehigh University (October 1998 to present) and Chair of the Investment Sub-Committee for the Lehigh University Endowment Fund (October 1998 to December 2008).	9	Trustee of Lehigh University; Director, Chairman of the Audit Committee and Member of the Nominating Committee, TDX Independence Funds, Inc.; Director, Real Estate Information Standards Board.

Interested Trustee

JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Trustee; President (Principal Executive Officer)	Unlimited Elected: November 2005	President, SSgA Funds Management, Inc. (2005 to present); Principal, SSgA Funds Management, Inc. (2001 to 2005); Senior Managing Director, State Street Global Advisors (March 2006 to present); Principal, State Street Global Advisors (2000 to 2006).	163	SPDR Series Trust (Trustee); SPDR Index Shares Funds (Trustee); State Street Master Funds (Trustee); State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an “interested person” of the Trust, as defined in the 1940 Act, because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2011 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

Officers
MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Unlimited Elected: February 2005	Vice President, State Street Global Advisors (2008 to present); Principal, State Street Global Advisors and SSgA Funds Management, Inc. (2005 to 2008).

CHAD C. HALLETT State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1969	Treasurer and Principal Financial Officer	Unlimited Elected: November 2007	Vice President, State Street Bank and Trust Company (2001 to present).*

LAURA F. DELL State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1964	Assistant Treasurer	Unlimited Elected: November 2007	Vice President, State Street Bank and Trust Company (2002-present).*
MATTHEW FLAHERTY State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1971	Assistant Treasurer	Unlimited Elected: May 2005	Assistant Vice President, State Street Bank and Trust Company (1994 to present).*

RYAN M. LOUVAR State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1972	Secretary	Unlimited Elected: August 2008	Vice President and Senior Counsel, State Street Bank and Trust Company (2005 to present).

MARK E. TUTTLE State Street Bank and Trust Company 4 Copley Place Boston, MA 02116 1970	Assistant Secretary	Unlimited Elected: August 2007	Vice President and Counsel, State Street Bank and Trust Company (2007 to present); Assistant Counsel, BISYS Group, Inc.* (2005 to 2007) (a financial services company).
JACQUELINE ANGELL SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	Chief Compliance Officer	Unlimited Elected: February 2011	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-present); Director of Investment Adviser Oversight, Fidelity Investments (1999-2008).

*	Served in various capacities and/or with various affiliated companies during the noted time period.

The SPDR® Family of Exchange Traded Funds

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. Please call 1-866-787-2257 to obtain a prospectus for any SPDR ETF. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

The Select Sector SPDR Trust

The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

SPDR Series Trust

SPDR Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR S&P 500 Growth ETF (SPYG)
SPDR S&P 500 Value ETF (SPYV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR S&P 400 Mid Cap Growth ETF (MDYG)
SPDR S&P 400 Mid Cap Value ETF (MDYV)
SPDR S&P 600 Small Cap ETF (SLY)
SPDR S&P 600 Small Cap Growth ETF (SLYG)
SPDR S&P 600 Small Cap Value ETF (SLYV)
SPDR Global Dow ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR S&P Bank ETF (KBE)
SPDR S&P Capital Markets ETF (KCE)
SPDR S&P Insurance ETF (KIE)
SPDR S&P Mortgage Finance ETF (KME)
SPDR S&P Regional Banking ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Aerospace & Defense ETF (XAR)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Health Care Equipment ETF (XHE)
SPDR S&P Health Care Services ETF (XHS)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Software & Services ETF (XSW)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)
SPDR Wells Fargo Preferred Stock ETF (PSK)
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)
SPDR Barclays Capital TIPS ETF (IPE)
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)
SPDR Barclays Capital Long Term Treasury ETF (TLO)
SDPR Barclays Capital Short Term Corporate Bond ETF (SCPB)
SPDR Barclays Capital Intermediate Term Corporate Bond ETF (ITR)
SPDR Barclays Capital Long Term Corporate Bond ETF (LWC)
SPDR Barclays Capital Issuer Scored Corporate Bond ETF (CBND)
SPDR Barclays Capital Convertible Securities ETF (CWB)
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)
SPDR Barclays Capital Aggregate Bond ETF (LAG)
SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)

SPDR Nuveen Barclays Capital California Municipal Bond ETF (CXA)
SPDR Nuveen Barclays Capital New York Municipal Bond ETF (INY)
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (SHM)
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)
SPDR Nuveen Barclays Capital Build America Bond ETF (BABS)
SPDR DB International Government Inflation-Protected Bond ETF (WIP)
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)
SPDR Barclays Capital International Treasury Bond ETF (BWX)
SPDR Barclays Capital International Corporate Bond ETF (IBND)
SPDR Barclays Capital Emerging Markets Local Bond ETF (EBND)
SPDR Barclays Capital High Yield Bond ETF (JNK)

SPDR Index Shares Funds

SPDR STOXX Europe 50 ETF (FEU)
SPDR EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P Russia ETF (RBL)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P Emerging Markets Dividend ETF (EDIV)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR Dow Jones International Real Estate ETF (RWX)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR S&P Global Natural Resources ETF (GNR)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

SPDR Dow Jones Industrial Average ETF Trust (DIA)

SPDR S&P 500 ETF Trust (SPY)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust and SPDR Index Shares Funds. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500 ETF Trust (SPY) and SPDR Dow Jones Industrial Average ETF Trust (DIA), both unit investment trusts, and all investment portfolios of The Select Sector SPDR Trust.

Trustees
Cheryl Burgermeister
George R. Gaspari, Chairman
James E. Ross
Ernest J. Scalberg
R. Charles Tschampion

Officers
James E. Ross, President
Michael P. Riley, Vice President
Chad C. Hallett, Treasurer
Laura Dell, Assistant Treasurer
Matthew Flaherty, Assistant Treasurer
Ryan M. Louvar, Secretary
Mark E. Tuttle, Assistant Secretary
Jacqueline Angell, Chief Compliance Officer

Investment Adviser
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian, Administrator and Transfer Agent
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10166

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

The Select Sector SPDR Trust is distributed by ALPS Distributors, Inc.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor. Please read the prospectus carefully before you invest.

SPDR SS AR

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Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The Board of Trustees of the registrant has determined that the registrant has four Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
     (2) Cheryl Burgermeister, George Gaspari, Ernest Scalberg and Chuck Tschampion are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.
For the fiscal years ending September 30, 2011 and September 30, 2010, the aggregate audit fees billed for professional services rendered by the principal accountant were $177,900 and $171,900, respectively. The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-SAR; and (5) Rule 17f-2 securities counts.
(b) Audit-Related Fees.
For the fiscal years ending September 30, 2011 and September 30, 2010, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements that are not reported under paragraph (a) of this Item.
(c) Tax Fees.
For the fiscal years ending September 30, 2011 and September 30, 2010, the aggregate tax fees billed for professional services rendered by the principal accountant were $75,420 and $72,900, respectively. Services included the review of the registrant’s federal, state and local income, franchise and other tax returns.
(d) All Other Fees.
There were no other fees billed by the principal accountant for the fiscal years ending September 30, 2011 and September 30, 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:
Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:
a.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board of Trustees;*

b.	Pre-Approval of Non-Audit Services Provided to the Investment Adviser and Certain Control Persons: The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board of Trustees It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.**

*	De Minimis Exceptions to Pre-Approval Requirements: Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

**	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under section (b) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity for which services are approved under section (b) (i.e., the investment adviser or any control person).
(e)(2) Percentage of Services.
One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees for services rendered by the principal accountant to the registrant and its adviser and any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $2,518,417 and $2,640,362, respectively. Such information is not readily available on a fiscal year basis.
(h) The principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

Item 5. Disclosure of Audit Committees for Listed Companies.
The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are George Gaspari, Cheryl Burgermeister, Ernest Scalberg and R. Charles Tschampion.
Item 6. Schedule of Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, James E. Ross, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures and evaluated their effectiveness. Based on their review, Messrs. Ross and Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Item 12. Exhibits.
(a)(1) Code of Ethics referred to in Item 2.
(a)(2) Separate certifications required by Rule 30a-2 under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable
(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
The Select Sector SPDR® Trust

By:	/s/ James E. Ross
James E. Ross
President and Principal Executive Officer
Date: December 2, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James E. Ross James E. Ross
President and Principal Executive Officer
Date: December 2, 2011

By:	/s/ Chad C. Hallett Chad C. Hallett
Treasurer and Principal Financial Officer
Date: December 2, 2011